[EUREKA FUNDS LOGO]



                                                                   ANNUAL REPORT
                                                              September 30, 2002



                                                                   Discover
                                                                     Disciplined
                                                                       Investing

                                                          TABLE OF CONTENTS


Glossary of Terms ..................................................... (i)
Chairman's Letter......................................................  1
Investment Management Philosophy.......................................  3
Eureka U.S. Treasury Obligations Fund Commentary.......................  4
Eureka Prime Money Market Fund Commentary..............................  5
Eureka Investment Grade Bond Fund Commentary...........................  6
Eureka Investment Grade Bond Fund Review...............................  7
Eureka Global Fund Commentary..........................................  8
Eureka Global Fund Review..............................................  9
Eureka Equity Fund Commentary.......................................... 10
Eureka Equity Fund Review.............................................. 11
Schedules of Portfolio Investments..................................... 12
Statements of Assets and Liabilities................................... 40
Statements of Operations............................................... 42
Statements of Changes in Net Assets.................................... 44
Financial Highlights................................................... 48
Notes to the Financial Statements...................................... 54
Report of Independent Auditors......................................... 58


This material is authorized for distribution to prospective investors only when accompanied or preceded by a current prospectus. Please call 1-888-890-8121 for a prospectus, which contains more complete information on the Eureka Funds, including fees and ongoing expenses. Please read the prospectus carefully before investing or sending money.

The Eureka Funds are distributed by BISYS Fund Services, LP. Eureka Investment Advisors, Inc. are the Investment Adviser to the Funds and receives fees for those services.

MUTUAL FUNDS: ARE NOT FDIC-INSURED - HAVE NO BANK GUARANTEE - MAY LOSE VALUE

                                                               GLOSSARY OF TERMS


MORNINGSTAR RATINGS

For the period ended September 30, 2002, the EUREKA INVESTMENT GRADE BOND FUND (Trust Shares) received 4 stars for the three year period among 79 Long-Term Bond Funds. The Fund was not rated for the five- and ten-year periods. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar Rating(TM) is for the Trust Share class only; other classes mAY have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day US Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of the funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with itS three five-and ten-year (if applicable) Morningstar Rating(TM) metrics. Each fund is rated exclusively against US domicileD Long-Term Bond funds.


LIPPER RANKINGS - AS OF SEPTEMBER 30, 2002
THE EUREKA U.S. TREASURY OBLIGATIONS FUND (Trust Shares) ranked 13 out of 96 and 6 out of 79 for the one- and three-year periods, respectively, for the Lipper U.S. Treasury Money Market Funds category as reported by Lipper Analytical Services.

THE EUREKA PRIME MONEY MARKET FUND (Trust Shares) ranked 66 out of 385 and 58 out of 328 for the one- and three-year periods, respectively for the Lipper Money Market Funds category as reported by Lipper Analytical Services.

THE EUREKA INVESTMENT GRADE BOND FUND (Trust Shares) ranked 93 out of 358 and 61 out of 260 for the one- and three-year periods, respectively for the Lipper Intermediate Investment Grade Debt Funds category as reported by Lipper Analytical Services.

THE EUREKA GLOBAL FUND (Trust Shares) ranked 242 out of 311 and 113 out of 204 for the one- and three-year periods, respectively for the Lipper Global Funds category as reported by Lipper Analytical Services.

THE EUREKA EQUITY FUND (Trust Shares) ranked 414 out of 909 and 444 out of 699 for the one- and three-year periods, respectively, in the Lipper Large-Cap Core category as reported by Lipper Analytical Services.

Lipper rankings are based on total return and do not include the effect of a sales charge.
--------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS CATEGORY is comprised of managed mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five- to ten-years.

LIPPER GLOBAL FUNDS CATEGORY is comprised of managed mutual funds that invest at least 25% of their portfolio in securities traded outside of the United State and that may own U.S. securities as well.

LIPPER LARGE-CAP CORE FUNDS CATEGORY is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues agency issues, corporate bond issues and mortgage backed securities.

LIPPER MONEY MARKET INSTRUMENT FUNDS CATEGORY is comprised of managed mutual funds that invests in high quality financial instruments rated in top two grades with dollar-weighted average maturities of less than 90 days.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCI WORLD INDEX) is an unmanaged index which generally reflects the performance of the world's developed equity markets.

PRICE-TO-BOOK RATIO is used to compare a stock's market value to its book value, calculated by dividing the current closing price of the stock by the latest quarter's book value. (Book value is simply assets minus liabilities).

PRICE-TO-EARNINGS RATIO is a valuation ratio of a company's current share price to its per-share earnings.

STANDARD & POOR'S 500 STOCK INDEX is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

                                                              September 30, 2002

                                                               CHAIRMAN'S LETTER



DEAR SHAREHOLDER

The aftermath of the September 11 terrorist attacks, coupled with corporate accounting scandals, continued to challenge equity investors during 2002. By March, the markets had regained ground lost after the terrorist attacks, only to be rocked by the default of Enron, WorldCom and other major corporations.

These accounting scandals eroded investor confidence by calling into question the basic underpinnings of market research and analysis. Adding to the uncertainty was a sluggish economy and the increasing likelihood of war with Iraq. By mid-summer, the level of volatility in equities was even greater and more sustained than it had been in the days immediately following September 11, 2001.

Throughout this market turbulence, bonds provided nervous investors with safety, stability and above-average returns. During the past three years, the Lehman Brothers Aggregate Bond Index1 has returned an average of 9.48%, with one-fifth the volatility of equities.

Eureka's quantitative investment philosophy, which minimizes the role of subjective bias in investment decisions, served us well during the past year's turbulent markets. Our equity funds added value while closely mirroring their benchmarks. Our Investment Grade Bond Fund (Trust Shares) outperformed 74% of its peers, ranking in the top 26% percentile of the Lipper Intermediate Investment Grade Debt Funds category, for the 12 month period ended 9/30/02.(1)

Times like these illustrate the importance of remaining focused on your long-term objectives and maintaining a diversified portfolio. A qualified investment representative can help you determine what mix of investments is suitable for your goals, risk tolerance and time horizon.


(1) For a complete definition or description of terms, please refer to the Glossary of Terms on page (i).




[HOWARD N. GOULD PHOTO]

Howard N. Gould
Vice Chairman
Community & Retail Banking Group

Howard Gould, Vice Chairman, joined Bank of the West in April 1992 (formerly United California Bank). He is responsible for the bank's Community & Retail Banking Group which includes all Branch Banking Offices, Consumer and Small Business Lending, Electronic and Telephone Banking, Operations Services, Technology Services, Wealth Management Division, Retail Product Management and Promotion, and Planning & Administration.

Gould began his financial career in 1971 at Bank of America. In 1976, he was named Director of the California Chamber of Commerce's Small Business Department in Sacremento. From there, Gould became the Principal Consultant and Director of Research for the Assembly Members of the California State Legislature. In 1979, he was named Vice President of Public Affairs at Wells Fargo Bank in San Francisco.

In 1983, Gould was appointed by Governor George Deukmejian to the California State Banking Department as Chief Deputy Superintendent of Banks. His second appointment came in 1985, when he was named Deputy Secretary of the California Business, Transportation & Housing Agency, responsible for oversight and planning of all financial industry related departments of state government. Gould's third appointment was as Superintendent of Banks in 1987 where he was responsible for the regulation of all California State banks.

(continued - page 3)

                                                              September 30, 2002

                                                               CHAIRMAN'S LETTER



In closing, I would like to notify all shareholders of a recent organizational change. While the investment advisor to the Funds', Eureka Investment Advisors, remains the same, the parent organization of the advisor, United California Bank, has merged with Bank of the West. We are pleased to announce this merger and are proud to be a part of the Bank of the West family. We are excited about the expanded distribution opportunities this creates for the Eureka Funds.

We appreciate the trust you have placed in us, and we look forward to helping you achieve your financial objectives.

Sincerely,



/s/ Howard Gould

Howard Gould
Chairman of the Board of Trustees
The Eureka Funds



(continued - page 2)

Gould serves on the California Chamber of Public Affairs Council, the Cal State University-Los Angeles Advisory Board, and the California Bankers Association Board of Directors. He formerly served on the boards of Pacific Coast Banking School, the Bowers Museum of Culteral Art, and the California Community Reinvestment Corporation.

Gould earned his bachelor's degree from San Jose State University and his master's of business administration in finance and marketing from California State University at Sacramento.



2
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                                                              September 30, 2002

                                                      EUREKA INVESTMENT ADVISORS



QUANTITATIVE APPROACH TO INVESTMENT MANAGEMENT


INVESTMENT MANAGEMENT PHILOSOPHY

The Eureka Funds were created to deliver a distinctive investment management style to investors. Our quantitative approach is designed to remove the guesswork and confusion from the investment decision process.

While many professional investment managers apply quantitative tools, we believe that few do so with the rigorous discipline of the Eureka Funds. We believe that using such tools on a piecemeal basis can taint the process with unintended bias, errors in judgment and emotional overreaction. To remove these subjective components, we strictly adhere to the following precepts of the quantitative philosophy:

  - MARKETS DO NOT IMMEDIATELY INCORPORATE ALL INFORMATION INTO ASSET PRICES. We believe that the market provides a window of time during which we can uncover and quantitatively process information, thereby exploiting short-term market opportunities.

  - A LARGE NUMBER OF SMALL, ACTIVE POSITIONS IN A PORTFOLIO ARE SUPERIOR TO A SMALL NUMBER OF LARGE, ACTIVE POSITIONS. As quantitative investment managers, we believe in the law of large numbers. Therefore, each Eureka Fund holds an above-average number of positions that closely mirror its benchmark. Our quantitative approach provides what we believe to be a superior ability to process, monitor, identify and control a large number of small, active positions.

  - RISK CAN BE QUANTITATIVELY MEASURED AND QUANTITATIVELY MANAGED. Rather than "backing into" risk in pursuit of opportunity, we pass each investment through the filter of quantitative risk assessment. We try to incur no active risk unless it is intended and understood.

  - OPTIMIZATION METHODS ARE OFTEN NECESSARY TO EXPLOIT OPPORTUNITIES WHILE MANAGING RISK. Only computer-assisted decision-making can determine the optimum balance of small, active positions. Relying on human judgment alone often results in missed opportunities.

Each Eureka Fund mirrors its benchmark in terms of risk and diversification. We do not engage in market timing or rate forecasting. Rather, we seek to add value by exploiting short-term, tactical opportunities as revealed by our optimization methods.

This time-tested investment philosophy seeks to ensure that your portfolio maintains targeted risk levels and has the flexibility to respond to changes when necessary. Whatever the fluctuations in the market, our goal at Eureka Funds remains constant: To help you strive to meet your financial objectives today and into the future.



[BOB BANNON PHOTO]

Bob Bannon, CFA
Senior Vice President and Chief Investment Officer

As Chief Investment Officer and head of the Investment Management Department, Bob Bannon's primary focus is to build upon the existing strengths of the Investment Management Department and to position Bank of the West as a leader in quantitative investment management.

A highly respected authority on the quantitative investment philosophy and process, Bob has extensive knowledge and experience in global asset allocation, equity modeling and fixed-income portfolio management. Before joining Bank of the West (formerly United California Bank) during the first quarter of 2000, he served as Managing Director for Analytic Investors, Inc., a highly regarded Los Angeles quantitative investment management firm, where he was responsible for market research and the development and management of investment products and processes. Prior to joining Analytic, Bob developed fixed-income trading strategies for I.D.E.A. in New York and worked for Security Pacific National Bank as a financial economist.

Bob holds a graduate degree in econometrics and financial economics from UCLA and an undergraduate degree in economics from Villanova University. He is a Chartered Financial Analyst.

                                                              September 30, 2002

                                           EUREKA U.S. TREASURY OBLIGATIONS FUND

                                                                      COMMENTARY



INVESTMENT PHILOSOPHY

The Eureka U.S. Treasury Obligations Fund seeks to provide current income consistent with maintaining liquidity and stability of principal. The Fund invests exclusively in short-term obligations issued or guaranteed by the U.S. Treasury, and in repurchase agreements fully collateralized by U.S. Treasury securities.

The Fund is designed for individual or institutional investors whose primary considerations are stability, capital preservation, and low risk. It can also serve as a temporary investment with a competitive return for funds awaiting a more permanent investment in other areas.


FUND PERFORMANCE

During the fiscal year ending September 30, 2002, the Eureka U.S. Treasury Obligations Fund (Trust Shares) outperformed 86% of its peers in the Lipper U.S. Treasury Money Market Funds category. The Fund generated a total return of 1.55% (Trust Shares). This outperformed the Lipper U.S. Treasury Money Market Funds average by 0.30% and the Fund's benchmark, the iMoneyNet U.S. Treasury & Repurchase Average, by 0.25%. The Lipper average's total return was 1.25%, and the iMoneyNet benchmark produced a total return of 1.30%.(1)


MARKET PERFORMANCE

Our success was attributed to security selection, which focused on seeking out attractively priced securities backed by the full-faith and credit of the U.S. government.


OUTLOOK

We will continue to seek out attractively priced offerings within the spectrum of eligible securities. Further, maturities will be carefully laddered to take advantage of any yield curve opportunities.


                                7-Day Yield(2)              30-Day Yield
                                  (9/30/02)                   (9/30/02)

Class A Shares                      1.08%                       1.03%
Class B Shares                      0.35%                       0.29%
Trust Shares                        1.33%                       1.28%


(1) For a complete definition or description of terms, please refer to the Glossary of Terms on page (i).
(2) The 7-day yield is a more accurate reflection of the Fund's current performance than the total return. The yield information set forth reflects the waiver of a portion of the Fund's advisory fees for certain periods without waiver of fees, the yield would have been lower.

    An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The performance data quoted represents past performance and is not an indication of future results.

                                                              September 30, 2002

                                                  EUREKA PRIME MONEY MARKET FUND


                                                                      COMMENTARY



INVESTMENT PHILOSOPHY

The Eureka Prime Money Market Fund pursues a high level of current income, consistent with the ability to maintain liquidity and stability of principal. The Fund may invest in repurchase agreements, commercial paper, corporate notes, U.S. government securities, and other money market instruments for liquidity. The low-risk, high-liquidity character of the Fund makes it a useful primary investment vehicle for conservative, risk-averse investors and, for others, as a temporary investment complimenting a longer-term, more diversified strategy.


FUND PERFORMANCE

For the fiscal year ending September 30, 2002, the Eureka Prime Money Market Fund (Trust Shares) outperformed 82% of its peers in the Lipper Money Market Funds category. The Fund generated a total return of 1.66% (Trust Shares). This outperformed the Lipper Money Market Funds average by 0.40%, and the Fund's benchmark, the iMoneyNet First Tier Money Market Funds average by 0.30%. The Lipper Average had a total return of 1.26%, while the iMoneyNet benchmark's total return was 1.36%.(1)


MARKET PERFORMANCE

We attribute our success to security selection, which focused primarily on longer maturities to offset declining interest rates. In a weakening credit market, we increased the credit quality of our portfolio by focusing on higher quality corporate securities and agency securities. In particular, agency securities were used to populate the longer maturity range in an effort to minimize the impact of potential negative credit quality changes on the Fund as a whole.


OUTLOOK

In the current environment of declining interest rates and credit quality, we will maintain our conservative credit policy, keeping our weighted average maturity near the middle of the spectrum.


                                7-Day Yield(2)              30-Day Yield
                                  (9/30/02)                   (9/30/02)

Class A Shares                      1.07%                       1.05%
Class B Shares                      0.32%                       0.31%
Trust Shares                        1.32%                       1.30%


(1) For a complete definition or description of terms, please refer to the Glossary of Terms on page (i)
(2) The 7-day yield is a more accurate reflection of the Fund's current performance than the total return. The yield information set forth reflects the waiver of a portion of the Fund's advisory fees for certain periods without waiver of fees, the yield would have been lower.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The performance data quoted represents past performance and is not an indication of future results.

                                                              September 30, 2002

                                               EUREKA INVESTMENT GRADE BOND FUND


                                                                      COMMENTARY


INVESTMENT PHILOSOPHY

With a goal of providing a relatively high level of income, while simultaneously preserving shareholder capital, we use a variety of disciplines to evaluate the current interest rate environment and credit implications. Our approach is conservative, yet opportunistic.

Using multi-dimensional evaluative techniques, we select the most attractive sectors and individual securities of the fixed-income market within the constraints of our risk management framework. The Fund's overall risk characteristics--duration, sector allocation and yield level--are structured to resemble the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.


FUND PERFORMANCE

During the fiscal year ended September 30, 2002, the Eureka Investment Grade Bond Fund (Trust Shares) outperformed 74% of its peers in the Lipper Intermediate Investment Grade Debt Funds category. The Fund generated a total return of 7.46% (Trust Shares), outperforming the Lipper Intermediate Investment Grade Debt Funds average of 6.20% by 1.26% and lagging the Lehman Brothers Aggregate Bond Index return of 8.60% by 1.14%.(1)


MARKET PERFORMANCE

Our disciplined investment strategy served shareholders well in a year marked by declining interest rates and the default of major corporations such as Enron and WorldCom. By rigorously analyzing risk and avoiding major positions with any single issuer, we avoided the volatility experienced by many bond funds. Our tactical strategy of overweighting government issues has reduced our exposure to the potential landmines in individual corporate bonds.


OUTLOOK

Going forward, we will continue to capitalize on the strength of government agencies, mortgage-backed securities and asset-backed securities by maintaining an overweighting in these issues. As always, we will maintain a rigorous and disciplined approach to risk management.


(1) For a complete definition or description of terms, please refer to the Glossary of Terms on page (i).




OVERALL MORNINGSTAR(TM) RATING
------------------------------
           * * * *
Trust Shares as of 9/30/02 rated
among 79 Long-Term Bond Funds(1)


OBJECTIVE:

The Eureka Investment Grade Bond Fund seeks a high level of income, consistent with preservation of capital. To achieve this objective, the Fund intends to invest in a range of fixed-income securities, including U.S. Treasury securities (bonds, notes and bills), U.S. agency securities, mortgage-related securities, corporate securities, depository institution obligations and repurchase agreements. Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds (i.e., debt securities) that are investment-grade securities, as determined by NRSRO ratings or, if unrated, as determined by Bank of the West to be of comparable quality.


INCEPTION DATE:
A Shares 02/03/98
B Shares 02/02/01
Trust Shares 11/01/97

BENCHMARK:
Lehman Brothers
Aggregate Bond Index

                                                              September 30, 2002

                                        EUREKA INVESTMENT GRADE BOND FUND REVIEW

Fund Information(1)                                 Sector Weightings(1)
-------------------                                 --------------------

30-Day SEC Yield: (A Shares) ... 3.37%              Mortgage Related  37.8%
----------------- (B Shares) ... 2.75%              Agency            27.7%
                  (Trust) ...... 3.75%              Industrial        12.8%
Average Maturity: .............. 7.1 Years          Finance           7.2%
Average Quality: (Moody's) ..... AAA                Treasury          5.6%
Effective Duration: ............ 3.9 Years          Cash              3.1%
Number of Issues: .............. 127                Asset Backed      2.6%
                                                    International     1.7%
                                                    Utilities         0.8%
Credit Quality(1)                                   Other             0.7%
-----------------
U.S.Treasury/Agency ............ 71.0%
Aaa ............................ 5.8
Aa ............................. 5.4
A .............................. 10.1
Baa ............................ 4.6
Cash ........................... 3.1


              GROWTH OF $10,000
              -----------------
               Since Inception


11/1/97  10,000     9,653    10,000    10,000

12/97    10,120     9,768    10,107    10,147
         10,305     9,947    10,273    10,304
         10,535    10,168    10,474    10,545
         10,941    10,560    10,865    10,991

12/98    10,972    10,591    10,877    11,028
         10,879    10,501    10,758    10,972
         10,721    10,348    10,581    10,875
         10,766    10,392    10,604    10,949

12/99    10,721    10,349    10,545    10,936
         10,953    10,573    10,746    11,177
         11,098    10,712    10,877    11,371
         11,434    11,037    11,185    11,714

12/00    11,967    11,506    11,635    12,207
         12,306    11,812    11,875    12,578
         12,337    11,834    11,888    12,648
         12,932    12,396    12,116    13,231

12/01    12,283    12,292    12,822    13,236
         12,243    12,230    12,789    13,249
         12,695    12,645    13,270    13,740

9/02     13,285    13,007    13,896    14,370


                          AVERAGE ANNUAL TOTAL RETURN


                                Year to Date                     Since Inception
                                  (9/30/02)         One Year       (11/1/97 to
                                 (Aggregate)       (9/30/02)         9/30/02)

                                NAV     POP*     NAV     POP*     NAV     POP*
                                ---     ----     ---     ----     ---     ----

Class A Shares(2)               8.16%   4.39%    7.17%    3.42%   6.71%   5.95%
Class B Shares(3)               7.45%   3.45%    6.37%    2.37%   5.82%   5.49%
Trust Shares (no sales charge)  8.38%     --     7.46%      --    6.92%     --
--------------------------------------------------------------------------------
The growth of $10,000 chart represents a hypothetical investment in the Eureka Investment Grade Bond Fund and its appropriate benchmark. The investment represents the reinvestment of dividends and capital gains in the Fund. The Lehman Brothers Aggregate Bond Index is an unmanaged index that is generally representative of the domestic bond market as a whole. This index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. The indice cannot be invested in directly; however, you can invest in the underlying funds or securities.

  * The Class A Shares reflects the maximum sales load of 3.50%. The Class B Shares reflects the maximum contingent deferred sales charge of 4.00%.
(1) The portfolio holdings are subject to change.
(2) The performance shown for the Class A Shares prior to its inception on 2/3/98 reflects the performance history of the Trust Shares dating back to 11/1/97. The performance has been adjusted to reflect the applicable 12b-1 fees and maximum sales charge of 3.50%.
(3) The Class B Shares were initially offered for purchase effective 2/1/01, however no shareholder activity occurred until 2/2/01. The performance of the Class B Shares prior to its inception on 2/1/01 reflects the performance history of the Class A Shares (without sales charge). The performance has been adjusted to reflect the applicable 12b-1 fees and maximum contingent deferred sales charge of 4.00%.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return set forth may reflect the waiver of a portion of the Fund's advisory fees for certain periods since inception. In such instances, and without the waiver of fees, total return would have been lower.

                                                              September 30, 2002

                                                           EUREKA GLOBAL FUND(+)


                                                                      COMMENTARY



OBJECTIVE:

The investment objective of the Eureka Global Fund is to seek long-term capital growth. The Fund will invest in common stocks of U.S. and foreign issuers, diversifying investments across countries, currencies, and economic sectors using quantitative asset selection process. The Fund intends to assume a level of risk commensurate with a globally diversified portfolio of large-capitalization stocks.


INVESTMENT PHILOSOPHY

The investment objective of the Global Fund is to seek long-term capital appreciation, coupled with risk management, by investing in a globally diversified portfolio of stocks.

When selecting individual stocks for the portfolio, we employ a tactical, opportunistic approach. First, we analyze the performance and risk of each stock in the Fund's universe, relative to its benchmark, the Morgan Stanley Capital International World Index (MSCI). Next, we seek to construct a portfolio of stocks that, when combined, offer the best-expected return, given our ability to assume risk.

According to the quantitative approach, the market attaches positive or negative rewards to various stock characteristics or "factors." These include, among others, price-to-earnings, price-to-book, momentum and earnings surprises. The total potential reward for holding a stock will be a sum of all such factors.(1)

By using a multi-factor stock selection process, we attempt to identify all relevant factors, including a stock's inherent reward potential, and construct a portfolio that mirrors the benchmark in terms of industry, sector, style, and market capitalization.


FUND PERFORMANCE

On October 16, 2001, the Eureka Global Fund converted to a 100% equity fund and was renamed the Eureka Global Fund. This change reflects our philosophy that investors, not the Fund, should determine the optimal asset allocation between bonds and equities.

For the period beginning October 16, 2001(when the Fund sold its bond holdings) and ending September 30, 2002, the Fund (Trust Shares) lagged its benchmark by 3.6%. The Fund produced a total return of -22.76%, while the Morgan Stanley Capital International World Index (MSCI) produced a total return of -19.18%


OUTLOOK

Our short-term, quantitative investment philosophy remains constant, regardless of market cycle. Going forward, we will continue to focus on tight risk management, use disciplined analysis to seek the strong performers, and strive to outperform our benchmark, the Morgan Stanley Capital International World Index.


INCEPTION DATE:
A Shares 02/03/98
B Shares 02/02/01
Trust Shares 11/01/97

BENCHMARK:
Morgan Stanley Capital International (MSCI) World Index



(1) For a complete definition or description of terms, please refer to the Glossary of Terms on page (i).
(+) International investing involves increased risk and volatility.

                                                              September 30, 2002

                                                       EUREKA GLOBAL FUND REVIEW



Top 10 Equity Holdings(1)                           Equity Country Weightings(1)
--------------------------                          ----------------------------

  1. General Electric Co. ..............  1.9%         U.S.A.          55.9%
  2. Microsoft Corp. ...................  1.8%         U.K.            11.2%
  3. Exxon Mobil Corp. .................  1.6%         Japan           10.9%
  4. Wal-Mart Stores, Inc. .............  1.5%         Other            8.7%
  5. Pfizer, Inc. ......................  1.4%         France           3.7%
  6. BP PLC ............................  1.2%         Switzerland      3.4%
  7. Johnson & Johnson .................  1.2%         Canada           2.5%
  8. Procter & Gamble Co. ..............  1.1%         Germany          2.4%
  9. American International Group ......  1.1%         Netherlands      2.2%
 10. Coca-Cola Co. .....................  1.0%


             GROWTH OF $10,000
             -----------------
              Since Inception


11/1/97  10,000     9,497    10,000    10,000

12/97    10,123     9,607    10,110    10,304
         11,145    10,568    11,099    11,791
         11,376    10,787    11,308    12,041
         10,534     9,978    10,440    10,608

12/98    11,912    11,284    11,780    12,859
         12,055    11,410    11,890    13,329
         12,423    11,749    12,220    13,977
         12,229    11,556    12,000    13,781

12/99    13,395    12,649    13,110    16,118
         13,524    12,770    13,209    16,295
         13,374    12,618    13,033    15,729
         13,138    12,385    12,769    14,949

12/00    12,761    12,019    12,363    14,036
         11,605    10,930    11,242    12,243
         11,855    11,165    11,484    12,582
         10,846    10,192    10,184    10,783

12/01    10,842    11,143    11,546    11,717
         10,896    11,176    11,592    11,767
          9,879    10,117    10,532    10,709

9/02      8,072     8,091     8,596     8,749


                           AVERAGE ANNUAL TOTAL RETURN



                                  Year to Date                   Since Inception
                                   (9/30/02)       One Year        (11/1/97 to
                                  (Aggregate)      (9/30/02)         9/30/02)

                                 NAV     POP*    NAV       POP*    NAV     POP*
                                 ---     ----    ---       ----    ---     ----
Class A Shares(2)              -25.55%  -29.29%  -20.80%  -24.75%  -3.25% -4.26%
Class B Shares(3)              -25.93%  -28.89%  -21.27%  -24.37%  -3.83% -4.22%
Trust Shares (no sales charge) -25.55%      --   -20.74%      --   -3.03%    --
--------------------------------------------------------------------------------

The growth of $10,000 chart represents a hypothetical investment in the Eureka Global Fund and its appropriate benchmark. The investment represents the reinvestment of dividends and capital gains in the Fund. The Morgan Stanley Capital International World Index is an unmanaged index that generally reflects the performance of the world's developed equity markets. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  * The Class A Shares reflects the maximum sales load of 5.00%. The Class B Shares reflects the maximum contingent deferred sales charge of 4.00%.
(1) The portfolio holdings are subject to change.

(2) The performance shown for the Class A Shares prior to its inception on 2/3/98 reflects the performance of the Trust Shares. The performance has been adjusted to reflect the applicable 12b-1 fees and maximum sales charge of 5.00%.
(3) The Class B Shares were initially offered for purchase effective 2/1/01, however no shareholder activity occurred until 2/2/01. The performance of the Class B Shares prior to its inception on 2/1/01 reflects the performance of the Class A Shares (without sales charge). The performance has been adjusted to reflect the applicable 12b-1 fees and maximum contingent deferred sales charge of 4.00%.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return set forth may reflect the waiver of a portion of the Fund's advisory fees for certain periods since inception. In such instances, and without the waiver of fees, total return would have been lower.

                                                              September 30, 2002

                                                              EUREKA EQUITY FUND


                                                                      COMMENTARY



INVESTMENT PHILOSOPHY

Long-term capital growth and rigorous risk management are the key objectives of the Eureka Equity Fund. To achieve these goals, the Fund employs a quantitative investment approach, in which the portfolio construction follows a two-step process. First, we analyze the performance and risk of each stock in the Fund's universe, relative to its benchmark, the S&P 500 Index. Next, we seek to construct a portfolio of stocks that, when combined, offer the best expected potential return, given our ability to assume risk.

According to the quantitative approach, the market attaches positive or negative rewards to various stock characteristics, or "factors." These include, among others, price-to-earnings, price-to-book, momentum and earnings surprises. The total potential reward for holding a stock will be a sum of all such factors.(1)

By using a multi-factor stock selection process, we attempt to identify all relevant factors, including a stock's inherent reward potential, and construct a portfolio that mirrors the benchmark in terms of industry, sector, style, and market capitalization.


FUND PERFORMANCE

For the fiscal year ending September 30, 2002, the Fund (Trust Shares) outperformed 54% of its peers in the Lipper Large-Cap Core Funds category. For the same time period, the Fund outperformed its benchmark, the S&P 500, by 0.24%, producing a total return of -20.23% (Trust Shares), compared to a return of -20.47% for the benchmark.(1)

The Fund's quantitative approach worked well in an uncertain economy and unusually volatile market. Our stock-selection model enabled us to capitalize on several technical factors throughout the year to outperform our benchmark.


OUTLOOK

Our short-term, quantitative investment philosophy remains constant, regardless of market cycle. Going forward, we will do what we have always done--focus on tight risk management, use disciplined analysis to seek the strong performers, and strive to outperform our benchmark, the S&P 500.




OBJECTIVE:

The Eureka Equity Fund seeks long-term capital growth. The Fund intends to invest in the common stocks of corporations representing a broad cross-section of the U.S. economy. The Fund expects to have a level of risk commensurate with that represented by a broadly diversified portfolio of U.S. common stocks, such as the Standard & Poor's 500 Stock Index. Under normal market conditions, the Fund will invest at least 65% of its net assets in common stocks.



INCEPTION DATE:
A Shares 02/03/98
B Shares 02/02/01
Trust Shares 11/01/97


BENCHMARK:
Standard & Poor's
500 Stock Index




(1) For a complete definition or description of terms, please refer to the Glossary of Terms on page (i).

                                                              September 30, 2002

                                                       EUREKA EQUITY FUND REVIEW





Top 10 Equity Holdings(1)                             Sector Weightings(1)
-------------------------                             --------------------

  1. Microsoft Corp. ................ 3.1%      Financial Services         21.8%
  2. General Electric Co. ........... 3.1%      Health Care                15.2%
  3. Wal-Mart Stores, Inc. .......... 2.7%      Technology                 14.1%
  4. Exxon Mobil Corp. .............. 2.5%      Consumer (non-cyclical)    10.5%
  5. Pfizer, Inc. ................... 2.3%      Consumer (cyclical)         8.6%
  6. Johnson & Johnson .............. 2.2%      Energy                      6.3%
  7. American International Group ... 1.9%      Consumer Services           5.1%
  8. Citigroup, Inc. ................ 1.8%      Basic Materials             4.3%
  9. Coca-Cola Co. .................. 1.7%      Industrials                 3.7%
 10. Procter & Gamble Co. ........... 1.6%      Consumer Services           5.1%
                                                Telecommunications          3.0%
                                                Transportation              2.0%



              GROWTH OF $10,000
              -----------------
               Since Inception





11/1/97  10,000     9,497    10,000    10,000

12/97    10,555    10,018    10,540    10,643
         12,029    11,396    11,969    12,128
         12,452    11,792    12,369    12,528
         11,008    10,417    10,906    11,282

12/98    13,410    12,679    13,240    13,685
         13,871    13,122    13,676    14,367
         14,805    13,993    14,564    15,380
         13,728    12,953    13,449    14,419

12/99    15,550    14,673    15,209    16,565
         15,753    14,847    15,366    16,945
         15,340    14,451    14,930    16,494
         15,137    14,254    14,704    16,335

12/00    13,908    13,086    13,467    15,057
         12,017    11,292    11,623    13,273
         12,704    11,957    12,267    14,049
         10,921    10,266    10,225    11,988

12/01    11,260    11,525    11,992    13,267
         11,334    11,579    12,091    13,304
          9,817     9,998    10,473    11,521

9/02      8,165     8,131     8,711     9,531


                           AVERAGE ANNUAL TOTAL RETURN


                         Year to Date                            Since Inception
                          (9/30/02)            One Year            (11/1/97 to
                         (Aggregate)           (9/30/02)             9/30/02)

                         NAV       POP*      NAV       POP*      NAV       POP*
                         ---       ----      ---       ----      ---       ----
Class A Shares(2)      -27.49%   -31.08%   -20.47%   -24.46%    -3.03%    -4.04%
Class B Shares(3)      -28.04%   -30.92%   -21.20%   -24.30%    -3.74%    -4.12%
Trust Shares
  (no sales charge)    -27.36%       --    -20.23%       --     -2.77%       --
--------------------------------------------------------------------------------

The growth of $10,000 chart represents a hypothetical investment in the Eureka Equity Fund and its appropriate benchmark. The investment represents the reinvestment of dividends and capital gains in the Fund. The S&P 500 Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. This index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index, although they can invest in the underlying securities.

  * The Class A Shares reflects the maximum sales load of 5.00%. The Class B Shares reflects the maximum contingent deferred sales charge of 4.00%.
(1) The portfolio holdings are subject to change.
(2) The performance shown for the Class A Shares prior to its inception on 2/3/98 reflects the performance of the Trust Shares. The performance has been adjusted to reflect the applicable 12b-1 fees and maximum sales charge of 5.00%.
(3) The Class B Shares were initially offered for purchase effective 2/1/01, however no shareholder activity occurred until 2/2/01. The performance of the Class B Shares prior to its inception on 2/1/01 reflects the performance of the Class A Shares (without sales charge). The performance has been adjusted to reflect the applicable 12b-1 fees and maximum contingent deferred sales charge of 4.00%.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return set forth may reflect the waiver of a portion of the Fund's advisory fees for certain periods since inception. In such instances, and without the waiver of fees, total return would have been lower.

U.S. TREASURY OBLIGATIONS FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2002

                            PRINCIPAL     AMORTIZED
                             AMOUNT          COST
-----------------------------------------------------
U.S. GOVERNMENT GUARANTEED SECURITIES (20.9%)

Financial Assistance
  Corp.
  9.38%, 07/21/03          $ 5,000,000   $  5,290,929
Israel Aid
  5.63%, 09/15/03              245,000        254,021
Private Export Funding
  Corp.
  5.82%, 06/15/03            5,000,000      5,125,468
State of Israel
  6.13%, 03/15/03           11,740,000     11,958,035
-----------------------------------------------------
TOTAL U.S. GOVERNMENT GUARANTEED
  SECURITIES                               22,628,453
-----------------------------------------------------
U.S. TREASURY NOTES (18.5%)

5.75%, 10/31/02             20,000,000     20,063,336
-----------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGES (14.2%)

Small Business Administration
  Pool #501910
    2.88%, 10/01/02*            54,054         54,054
  Pool #501967
    2.88%, 10/01/02*           287,983        287,983
  Pool #502014
    2.88%, 10/01/02*           218,322        218,322
  Pool #502203
    2.75%, 10/01/02*           253,874        255,208
  Pool #502221
    2.75%, 10/01/02*           348,836        349,768
  Pool #502610
    2.63%, 10/01/02*           106,437        106,436
  Pool #502988
    2.50%, 10/01/02*           188,211        188,211
  Pool #503274
    2.25%, 10/01/02*           170,178        170,178
  Pool #503308
    2.25%, 10/01/02*           373,952        373,952
  Pool #503696
    2.25%, 10/01/02*         1,124,912      1,123,781
  Pool #503962
    2.50%, 10/01/02*           377,230        377,230
  Pool #504228
    2.25%, 10/01/02*           265,180        265,180
  Pool #504824
    2.38%, 10/01/02*           748,921        746,514
  Pool #504996
    2.50%, 10/01/02*         2,042,577      2,042,577
  Pool #505026
    2.50%, 10/01/02*           703,614        703,380
  Pool #505128
    2.50%, 10/01/02*         1,911,203      1,910,532

                            SHARES OR
                            PRINCIPAL     AMORTIZED
                             AMOUNT          COST
-----------------------------------------------------
  Pool #505160
    2.38%, 10/01/02*       $   132,924   $    132,733
  Pool #505236
    2.40%, 10/01/02*         2,196,991      2,193,382
  Pool #505303
    2.30%, 10/01/02*           723,905        723,905
  Pool #505341
    2.20%, 10/01/02*         2,185,913      2,185,094
  Pool #505344
    2.20%, 10/01/02*           895,995        895,595
-----------------------------------------------------
TOTAL U.S. GOVERNMENT
  AGENCY MORTGAGES                         15,304,015
-----------------------------------------------------
REPURCHASE AGREEMENTS (38.2%)

Goldman Sachs
  1.84%, 10/01/02
  dated 09/30/02
  (Fully collateralized
  by U.S. Treasury Notes)   19,000,000     19,000,000
Prudential
  1.90%, 10/01/02
  dated 09/30/02 (Fully
  collateralized by U.S.
  Treasury Interest and
  Principal Strips)         22,302,000     22,302,000
-----------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                41,302,000
-----------------------------------------------------
INVESTMENT COMPANIES (7.9%)

BlackRock Provident
  Institutional T-Fund       4,250,000      4,250,000
Federated Treasury
  Obligations Fund           4,250,000      4,250,000
-----------------------------------------------------
TOTAL INVESTMENT COMPANIES                  8,500,000
-----------------------------------------------------
TOTAL INVESTMENTS
  (AMORTIZED COST
  $107,797,804)(a) -- 99.7%               107,797,804
-----------------------------------------------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.3%                         368,453
-----------------------------------------------------
NET ASSETS -- 100.0%                     $108,166,257
-----------------------------------------------------

---------------

(a) Cost and value for financial reporting and federal income tax purposes are the same.

 * Denotes variable rate security. Rate presented represents rate in effect on September 30, 2002. Maturity date reflects next rate change date.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 12

PRIME MONEY MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2002

                            PRINCIPAL     AMORTIZED
                             AMOUNT          COST
-----------------------------------------------------
COMMERCIAL PAPER (b) (21.7%)

CHEMICALS (1.5%)
E. I. du Pont de Nemours
  and Co.
  1.72%, 11/12/02          $ 5,000,000   $  4,989,967
                                         ------------
CONTAINERS (2.1%)
Bemis Company, Inc.
  1.74%, 10/15/02            7,000,000      6,995,263
                                         ------------

FINANCE & BANKING (13.7%)
Abbey National
  North America
  1.76%, 10/17/02            8,290,000      8,283,521
Air Liquide US
  1.73%, 10/15/02            8,000,000      7,994,618
American Honda Finance
  Corp.
  1.74%, 10/23/02            5,000,000      4,994,683
CDC Commercial
  Paper Corp.
  1.74%, 10/04/02            5,000,000      4,999,275
Fuji Photo Finance
  1.76%, 10/15/02            5,000,000      4,996,578
KFW International Finance
  1.75%, 10/02/02            3,865,000      3,864,812
UBS Finance Inc.
  1.77%, 10/02/02            5,000,000      4,999,754
  1.75%, 10/09/02            4,000,000      3,998,444
Westpac Capital
  1.72%, 10/22/02            3,000,000      2,996,990
                                         ------------
                                           47,128,675
                                         ------------
INSURANCE (2.9%)
Alfa Corp.
  1.76%, 10/04/02            4,000,000      3,999,413
  1.75%, 10/22/02            6,000,000      5,993,875
                                         ------------
                                            9,993,288
                                         ------------
RETAIL (1.5%)
7-Eleven, Inc.
  1.73%, 10/09/02            5,000,000      4,998,078
-----------------------------------------------------
TOTAL COMMERCIAL PAPER                     74,105,271
-----------------------------------------------------

                            PRINCIPAL     AMORTIZED
                             AMOUNT          COST
-----------------------------------------------------
CORPORATE BONDS (13.5%)

CHEMICALS (0.3%)
E. I. du Pont de Nemours
  and Co.
  6.75%, 10/15/02          $ 1,064,000   $  1,065,613
                                         ------------
COMPUTERS (1.1%)
IBM Corp.
  7.25%, 11/01/02            3,642,000      3,656,198
                                         ------------

CONSUMER GOODS & SERVICES (0.1%)
Procter & Gamble Co.
  5.25%, 09/15/03              400,000        412,062
                                         ------------

FINANCE & BANKING (11.8%)
  American General
    Finance Corp.
  6.87%, 10/18/02            3,500,000      3,507,029
  6.25%, 12/18/02              325,000        327,544
  5.90%, 01/15/03              700,000        707,600
  6.09%, 01/27/03              700,000        708,841
Associates Corporation of
  North America
  6.59%, 10/07/02              300,000        300,194
  6.40%, 10/20/02              400,000        400,878
  7.67%, 12/02/02              175,000        176,647
  7.60%, 12/17/02              100,000        101,158
  7.65%, 12/20/02              300,000        303,642
Bank of America Corp.
  5.88%, 01/27/03              250,000        252,687
  7.00%, 05/15/03            1,763,000      1,814,400
Beneficial Corp.
  7.68%, 11/29/02            1,000,000      1,008,093
Caterpillar Financial
  Services Corp.
  5.92%, 01/08/03            2,500,000      2,523,151
Citicorp
  6.00%, 12/02/02              300,000        301,908
General Electric
  Capital Corp.
  6.70%, 10/01/02              901,000        901,000
  6.50%, 10/04/02            1,500,000      1,500,495
  6.52%, 10/08/02            1,145,000      1,145,897
  5.35%, 11/18/02              250,000        250,974
  5.93%, 01/17/03               15,000         15,125
  8.70%, 02/15/03              500,000        512,280

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

PRIME MONEY MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002

                            PRINCIPAL     AMORTIZED
                             AMOUNT          COST
-----------------------------------------------------
Heller Financial, Inc.
  6.44%, 10/06/02          $ 1,700,000   $  1,700,927
  6.40%, 01/15/03            1,500,000      1,518,022
Household Finance Corp.
  5.88%, 11/01/02              600,000        601,641
IBM Credit Corp.
  6.45%, 11/12/02            2,460,000      2,470,748
International Lease
  Finance Corp.
  5.75%, 01/15/03            1,500,000      1,514,809
  5.75%, 02/19/03            1,232,000      1,248,205
Merrill Lynch &
  Company, Inc.
  8.30%, 11/01/02              650,000        653,184
  5.75%, 11/04/02              400,000        401,238
  7.18%, 02/11/03              400,000        407,101
  6.00%, 02/12/03            1,000,000      1,013,860
  6.88%, 03/01/03              123,000        125,352
Morgan Stanley Dean
  Witter & Co.
  7.13%, 01/15/03              471,000        477,784
National Rural Utilities
  Cooperative Finance
  Corp.
  5.00%, 10/01/02            1,140,000      1,140,000
Pitney Bowes Credit Corp.
  5.65%, 01/15/03            1,300,000      1,313,280
  8.80%, 02/15/03              500,000        512,488
Salomon Smith
  Barney Holdings
  6.13%, 01/15/03               25,000         25,218
Salomon, Inc.
  7.50%, 02/01/03              150,000        152,641
Wal-Mart Stores, Inc.
  6.38%, 03/01/03              374,000        380,625
Wells Fargo & Co.
  7.20%, 05/01/03            5,397,000      5,544,610
Wells Fargo Financial,
  Inc.
  6.25%, 11/01/02            2,000,000      2,007,316
  6.13%, 08/01/03              135,000        139,360
                                         ------------
                                           40,107,952
                                         ------------
INSURANCE (0.2%)
Allstate Corp.
  6.75%, 06/15/03              699,000        720,368
-----------------------------------------------------
TOTAL CORPORATE BONDS                      45,962,193
-----------------------------------------------------

                            PRINCIPAL     AMORTIZED
                             AMOUNT          COST
-----------------------------------------------------
U.S. GOVERNMENT SPONSORED ENTERPRISE & AGENCY
DEBENTURES (29.2%)

FEDERAL FARM CREDIT BANK (1.9%)
  1.70%, 10/09/02 (b)      $   185,000   $    184,930
  6.40%, 10/28/02            1,000,000      1,002,936
  5.95%, 12/13/02              100,000        100,811
  5.00%, 12/24/02              500,000        503,376
  5.87%, 01/21/03              300,000        303,354
  5.00%, 02/03/03              945,000        955,208
  6.32%, 04/30/03            2,000,000      2,047,810
  5.72%, 06/03/03              250,000        256,540
  5.70%, 06/18/03              150,000        153,881
  5.73%, 07/28/03            1,000,000      1,032,697
                                         ------------
                                            6,541,543
                                         ------------

FEDERAL HOME LOAN BANK (14.8%)
  1.70%, 10/10/02 (b)          168,000        167,929
  4.68%, 10/15/02              540,000        540,462
  5.07%, 10/21/02              500,000        500,698
  6.00%, 10/24/02              500,000        501,154
  1.70%, 11/06/02 (b)          672,000        670,858
  6.25%, 11/15/02            8,990,000      9,039,696
  6.38%, 11/15/02            2,000,000      2,011,271
  6.38%, 11/15/02              125,000        125,606
  5.21%, 11/19/02              350,000        351,482
  6.31%, 12/09/02              500,000        504,184
  5.98%, 12/11/02              250,000        251,938
  6.04%, 12/27/02              250,000        252,563
  6.22%, 12/30/02            1,000,000      1,010,826
  6.23%, 01/06/03            1,000,000      1,010,513
  5.13%, 01/13/03              750,000        756,576
  6.18%, 01/13/03              500,000        505,257
  5.37%, 01/16/03              100,000        100,881
  5.49%, 01/21/03              235,000        237,507
  5.50%, 01/21/03              375,000        378,490
  5.42%, 01/22/03              400,000        404,435
  5.00%, 02/14/03            1,050,000      1,060,520
  7.00%, 02/14/03            1,750,000      1,783,136
  6.00%, 02/18/03              800,000        812,695
  2.25%, 02/26/03              500,000        500,710
  5.00%, 02/28/03              100,000        101,307
  5.72%, 03/06/03              120,000        122,017
  5.82%, 03/06/03               30,000         30,517
  5.93%, 03/07/03              250,000        254,454
  5.67%, 03/10/03               50,000         50,851
  5.79%, 03/17/03              650,000        659,444
  5.77%, 03/18/03              250,000        254,607
  6.00%, 03/27/03            1,000,000      1,018,053

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 14

PRIME MONEY MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002

                            PRINCIPAL     AMORTIZED
                             AMOUNT          COST
-----------------------------------------------------
  6.10%, 04/07/03          $   500,000   $    511,016
  2.46%, 04/15/03            1,000,000      1,003,141
  5.87%, 04/22/03              250,000        255,379
  2.55%, 04/25/03            2,000,000      2,008,236
  4.50%, 04/25/03              100,000        101,393
  6.04%, 05/01/03            1,000,000      1,023,133
  6.02%, 05/06/03              300,000        306,897
  4.50%, 05/15/03              850,000        861,242
  7.25%, 05/15/03            2,200,000      2,272,105
  5.92%, 05/22/03              500,000        512,740
  2.60%, 05/23/03              500,000        502,472
  5.87%, 06/02/03            2,000,000      2,055,786
  5.82%, 06/04/03              250,000        255,954
  2.38%, 06/12/03              440,000        441,780
  5.72%, 06/23/03              500,000        512,768
  5.76%, 06/24/03              900,000        925,756
  5.91%, 07/02/03            1,500,000      1,540,363
  4.50%, 07/07/03              850,000        866,415
  5.36%, 08/11/03              500,000        513,133
  4.13%, 08/15/03            4,500,000      4,594,644
  6.13%, 08/15/03              500,000        518,877
  6.88%, 08/15/03              625,000        652,193
  6.00%, 08/21/03            1,000,000      1,037,092
  5.13%, 09/15/03              500,000        515,899
  6.00%, 09/29/03              500,000        520,686
                                         ------------
                                           50,279,737
                                         ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (4.4%)
  6.13%, 10/07/02            2,500,000      2,501,794
  6.25%, 10/15/02            5,050,000      5,058,563
  6.34%, 11/12/02            1,000,000      1,004,297
  7.13%, 11/18/02              500,000        502,564
  4.75%, 03/15/03            3,000,000      3,040,568
  6.20%, 04/15/03              200,000        204,725
  7.38%, 05/15/03            1,000,000      1,030,991
  4.50%, 06/15/03            1,500,000      1,528,458
  5.75%, 07/15/03              200,000        205,103
                                         ------------
                                           15,077,063
                                         ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (5.1%)
  1.70%, 10/04/02 (b)          212,000        211,970
  6.06%, 10/08/02              200,000        200,153
  6.38%, 10/15/02              400,000        400,661
  1.70%, 10/16/02 (b)          194,000        193,863
  5.95%, 10/16/02              425,000        425,649
  6.08%, 10/23/02              250,000        250,596
  6.00%, 11/04/02              500,000        501,766
  5.89%, 11/06/02              720,000        722,308

                            PRINCIPAL     AMORTIZED
                             AMOUNT          COST
-----------------------------------------------------
  7.05%, 11/12/02          $ 1,610,000   $  1,619,028
  6.25%, 11/15/02              500,000        502,396
  6.29%, 12/06/02            1,000,000      1,006,758
  6.80%, 01/10/03            1,000,000      1,013,872
  5.25%, 01/15/03               50,000         50,347
  5.75%, 04/15/03              200,000        204,213
  6.10%, 04/28/03              500,000        512,302
  4.63%, 05/15/03            2,000,000      2,036,267
  6.71%, 05/21/03              163,000        168,078
  6.01%, 06/09/03              200,000        205,712
  4.00%, 08/15/03            5,000,000      5,096,782
  5.91%, 08/25/03            2,100,000      2,177,261
                                         ------------
                                           17,499,982
                                         ------------

STUDENT LOAN MARKETING ASSOCIATION (3.0%)
  2.02%, 10/01/02*           1,800,000      1,802,553
  2.09%, 10/04/02*             300,000        299,842
  2.13%, 10/01/02*           3,000,000      2,999,969
  2.15%, 10/01/02*           5,000,000      5,004,947
  2.16%, 10/01/02*             200,000        200,315
                                         ------------
                                           10,307,626
-----------------------------------------------------
TOTAL U.S. GOVERNMENT SPONSORED
  ENTERPRISE & AGENCY DEBENTURES           99,705,951
-----------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGES (12.9%)

SMALL BUSINESS ADMINISTRATION (12.9%)
  Pool #501982
    2.75%, 10/01/02*           268,487        271,000
  Pool #502001
    2.75%, 10/01/02*           870,403        870,403
  Pool #502105
    2.75%, 10/01/02*           398,142        403,296
  Pool #502139
    2.75%, 10/01/02*           235,576        235,576
  Pool #502245
    2.75%, 10/01/02*           997,150      1,011,677
  Pool #502253
    2.63%, 10/01/02*           133,225        133,225
  Pool #502268
    2.75%, 10/01/02*           439,527        439,527
  Pool #502275
    2.63%, 10/01/02*           147,105        147,104
  Pool #502401
    2.50%, 10/01/02*           114,913        115,412
  Pool #504073
    2.25%, 10/01/02*           566,737        567,038

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

PRIME MONEY MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002

                            PRINCIPAL     AMORTIZED
                             AMOUNT          COST
-----------------------------------------------------
  Pool #504984
    2.46%, 10/01/02*       $   208,069   $    208,069
  Pool #505128
    2.50%, 10/01/02*         2,142,648      2,141,896
  Pool #505163
    2.50%, 10/01/02*           306,071        305,962
  Pool #505236
    2.40%, 10/01/02*         3,048,567      3,043,559
  Pool #505241
    2.40%, 10/01/02*         1,354,624      1,354,624
  Pool #505303
    2.30%, 10/01/02*           904,882        904,189
  Pool #505341
    2.20%, 10/01/02*         3,087,833      3,086,674
  Pool #505344
    2.20%, 10/01/02*         1,791,991      1,791,191
  Pool #505559
    2.25%, 10/01/02*           477,758        477,758
  Pool #505716
    2.13%, 10/01/02*         9,778,896      9,756,549
  Pool #505799
    2.13%, 10/01/02*        16,705,906     16,686,272
-----------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGES
                                           43,951,001
-----------------------------------------------------
REPURCHASE AGREEMENT (10.5%)

Prudential
  1.93%, 10/01/02
  dated 09/30/02 (Fully
  collateralized by
  Government National
  Mortgage Association
  securities)               35,897,000     35,897,000
-----------------------------------------------------

                            SHARES OR
                            PRINCIPAL     AMORTIZED
                             AMOUNT          COST
-----------------------------------------------------
INVESTMENT COMPANIES (3.5%)

BlackRock Provident
  Institutional T-Fund       6,000,000   $  6,000,000
Federated Prime Cash
  Obligations Fund           6,000,000      6,000,000
-----------------------------------------------------
TOTAL INVESTMENT COMPANIES                 12,000,000
-----------------------------------------------------
SAVINGS DEPOSITS (8.8%)

Comerica Bank Money
  Market Savings           $15,000,000     15,000,000
Fifth Third Bank Money
  Market Savings            15,000,000     15,000,000
-----------------------------------------------------
TOTAL SAVINGS DEPOSITS                     30,000,000
-----------------------------------------------------
TOTAL INVESTMENTS (AMORTIZED COST
  $341,621,416)(a) -- 100.1%              341,621,416
-----------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1)%                           (494,716)
-----------------------------------------------------
NET ASSETS -- 100.0%                     $341,126,700
-----------------------------------------------------

---------------

(a) Cost and value for financial reporting and federal income tax purposes are substantially the same.

(b) Rate disclosed represents effective yield at September 30, 2002.

 * Denotes variable rate security. Rate presented represents rate in effect on September 30, 2002. Maturity date reflects next rate change date.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 16

INVESTMENT GRADE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2002

                           PRINCIPAL
                             AMOUNT         VALUE
-----------------------------------------------------
ASSET BACKED SECURITIES (2.6%)

Daimler Chrysler
  Auto Trust
  3.53%, 12/06/07         $  1,500,000   $  1,532,624
GMAC Mortgage Corp.
  Loan Trust
  7.52%, 11/25/29              221,927        230,851
MMCA Automobile Trust
  3.57%, 08/17/09            1,000,000      1,025,622
Onyx Acceptance
  Auto Trust
  7.00%, 11/15/04              682,723        700,747
-----------------------------------------------------
TOTAL ASSET BACKED SECURITIES               3,489,844
-----------------------------------------------------
CORPORATE BONDS (21.4%)

AEROSPACE & DEFENSE (0.4%)
Loral Corp.
  7.63%, 06/15/25              500,000        592,500
                                         ------------
AUTOMOTIVE (0.8%)
General Motors Corp.
  7.40%, 09/01/25            1,230,000      1,130,063
                                         ------------

CHEMICALS (0.8%)
Dow Chemical Co.
  7.00%, 08/15/05            1,000,000      1,090,000
                                         ------------
COMPUTERS (0.8%)
IBM Corp.
  4.88%, 10/01/06            1,000,000      1,060,220
                                         ------------
ELECTRIC UTILITY (0.4%)
Philadelphia Electric
  6.63%, 03/01/03              500,000        508,750
                                         ------------
FINANCE & BANKING (8.0%)
Boeing Capital Corp.
  5.65%, 05/15/06            1,000,000      1,048,419
Citigroup, Inc.
  5.75%, 05/10/06            1,000,000      1,084,401
Ford Motor Credit Corp.
  7.75%, 03/15/05              500,000        507,416
General Electric Capital
  Corp.
  7.88%, 12/01/06              614,000        715,958

                           PRINCIPAL
                             AMOUNT         VALUE
-----------------------------------------------------
Goldman Sachs Group,
  Inc.
  6.60%, 01/15/12         $  1,000,000   $  1,100,000
Household Finance Corp.
  6.75%, 05/15/11              500,000        478,125
Inter-American
  Development Bank
  4.00%, 01/18/05            1,000,000      1,041,250
  8.40%, 09/01/09              100,000        127,778
Mellon Bank
  7.63%, 09/15/07              100,000        118,375
NationsBank
  8.57%, 11/15/24            1,000,000      1,292,499
Regions Financial Corp.
  7.75%, 09/15/24              495,000        597,568
SunAmerica, Inc.
  6.59%, 07/14/03              150,000        155,438
  8.13%, 04/28/23               75,000         93,720
Union Planters Corp.
  6.25%, 11/01/03            1,200,000      1,246,499
Wells Fargo & Co.
  6.63%, 04/15/13            1,000,000      1,001,250
                                         ------------
                                           10,608,696
                                         ------------
FOOD (1.5%)
Archer Daniels Co.
  6.63%, 05/01/29            1,000,000      1,106,250
ConAgra, Inc.
  7.50%, 09/15/05              850,000        954,125
                                         ------------
                                            2,060,375
                                         ------------
MANUFACTURING (0.4%)
Harsco Corp.
  6.00%, 09/15/03              500,000        515,000
                                         ------------

MULTIMEDIA (0.4%)
AOL Time Warner, Inc.
  6.13%, 04/15/06              500,000        471,062
                                         ------------

OIL & GAS (0.8%)
Ashland Oil, Inc.
  9.20%, 04/24/06              500,000        585,625
Columbia Energy Group
  6.80%, 11/28/05              500,000        496,426
                                         ------------
                                            1,082,051
                                         ------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002

                           PRINCIPAL
                             AMOUNT         VALUE
-----------------------------------------------------
PAPER PRODUCTS (1.2%)
Bowater, Inc.
  9.00%, 08/01/09         $    500,000   $    533,750
Weyerhaeuser Co.
  5.95%, 11/01/08            1,000,000      1,055,000
                                         ------------
                                            1,588,750
                                         ------------
PHARMACEUTICALS (0.8%)
Merck & Company, Inc.
  4.13%, 01/18/05            1,000,000      1,043,750
                                         ------------
RETAIL (2.2%)
Lowe's Companies, Inc.
  7.11%, 05/15/37            1,000,000      1,190,595
Wal-Mart Stores, Inc.
  8.00%, 09/15/06            1,500,000      1,777,500
                                         ------------
                                            2,968,095
                                         ------------
TELECOMMUNICATIONS (2.0%)
Airtouch Communications, Inc.
  7.00%, 10/01/03              665,000        692,431
AT&T Corp.
  6.50%, 03/15/29              500,000        416,250
Bellsouth
  Telecommunications,
  Inc.
  7.00%, 10/01/25              500,000        546,250
GTE Hawaiian Telephone
  Series A
  7.00%, 02/01/06            1,000,000      1,052,500
                                         ------------
                                            2,707,431
                                         ------------
TRANSPORTATION (0.2%)
Norfolk Southern Corp.
  8.13%, 11/15/03              250,000        265,938
                                         ------------

TRAVEL & ENTERTAINMENT (0.7%)
Brunswick Corp.
  7.38%, 09/01/23            1,000,000        946,102
-----------------------------------------------------
TOTAL CORPORATE BONDS                      28,638,783
-----------------------------------------------------

                           PRINCIPAL
                             AMOUNT         VALUE
-----------------------------------------------------
FOREIGN BONDS (1.6%)

FOREIGN GOVERNMENT
Canadian Global Bond
  6.38%, 07/21/05         $  1,000,000   $  1,103,750
People's Republic of
  China
  6.63%, 01/15/03              500,000        506,875
State of Israel
  6.38%, 12/15/05              495,000        530,888
-----------------------------------------------------
TOTAL FOREIGN BONDS                         2,141,513
-----------------------------------------------------
MORTGAGE BACKED SECURITIES (38.6%)

FEDERAL HOME LOAN MORTGAGE CORPORATION (13.2%)
  Pool #C00544
    6.50%, 06/01/27            331,142        344,179
  Pool #C00835
    6.50%, 07/01/29          1,224,164      1,271,209
  Pool #C00896
    7.50%, 12/01/29          1,621,507      1,710,690
  Pool #C01244
    6.50%, 10/01/31          5,205,546      5,405,596
  Pool #D77827
    6.50%, 02/01/27            517,177        537,538
  Pool #D81274
    6.50%, 07/01/27             20,808         21,627
  Pool #D83661
    6.50%, 11/01/27            407,623        423,671
  Pool #D83833
    6.50%, 11/01/27            519,498        539,951
  Pool #D83835
    6.50%, 11/01/27            188,532        195,954
  Pool #D83900
    6.50%, 11/01/27            236,401        245,708
  Pool #D83967
    6.50%, 11/01/27             39,465         41,019
  Pool #D83991
    6.50%, 11/01/27            319,834        332,425
  Pool #D84075
    6.50%, 11/01/27             92,229         95,860
  Pool #E01071
    5.50%, 11/01/16            930,410        960,062
  Pool #E77808
    6.00%, 07/01/14          2,174,339      2,268,096
  Pool #E81217
    7.00%, 09/01/15            408,379        431,603

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 18

INVESTMENT GRADE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002

                           PRINCIPAL
                             AMOUNT         VALUE
-----------------------------------------------------
  Pool #M90724
    5.50%, 05/01/07       $  2,788,468   $  2,886,928
                                         ------------
                                           17,712,116
                                         ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (16.4%)
  Pool #250551
    7.00%, 05/01/26          2,100,773      2,200,560
  Pool #251140
    7.00%, 08/01/27            174,179        182,234
  Pool #303585
    7.00%, 10/01/25            170,978        179,259
  Pool #313275
    7.50%, 04/01/26          2,148,543      2,282,139
  Pool #313644
    7.00%, 08/01/27             64,984         67,990
  Pool #323405
    7.50%, 10/01/28          2,444,825      2,596,844
  Pool #344263
    7.00%, 05/01/26            100,319        105,084
  Pool #346330
    7.00%, 05/01/26          1,001,640      1,049,218
  Pool #369427
    7.00%, 01/01/27             56,137         58,803
  Pool #381100
    5.77%, 01/01/09            951,154      1,050,720
  Pool #394444
    7.00%, 07/01/27            453,953        474,948
  Pool #396535
    7.00%, 11/01/27            227,634        238,162
  Pool #532574
    8.00%, 06/01/15            648,223        694,409
  Pool #534157
    7.50%, 04/01/30              7,298          7,706
  Pool #535469
    6.50%, 07/01/30          1,314,963      1,364,274
  Pool #547005
    7.50%, 07/01/30              7,613          8,039
  Pool #550792
    7.50%, 10/01/30             52,626         55,569
  Pool #552555
    7.50%, 09/01/30              5,368          5,668
  Pool #556077
    7.50%, 11/01/30            661,123        698,100
  Pool #556340
    6.00%, 07/01/13          2,304,096      2,406,329

                           PRINCIPAL
                             AMOUNT         VALUE
-----------------------------------------------------
  Pool #561744
    8.50%, 12/01/30       $  2,642,556   $  2,835,781
  Pool #569582
    6.50%, 04/01/31          1,593,876      1,653,647
  Pool #610107
    6.50%, 10/01/31          1,609,840      1,670,208
                                         ------------
                                           21,885,691
                                         ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (9.0%)
  Pool #437447
    7.00%, 11/15/12            746,187        797,719
  Pool #458347
    7.00%, 11/15/12            246,279        263,287
  Pool #780717
    7.00%, 02/15/28          1,342,395      1,411,609
  Series I, Pool #354602
    7.00%, 06/15/23            452,093        477,378
  Series I, Pool #780204
    7.00%, 07/15/25            937,214        987,880
  Series II, Pool #2118
    7.50%, 11/20/25             43,691         46,394
  Series II, Pool #2271
    8.50%, 08/20/26             83,346         90,586
  Series II, Pool #2473
    7.50%, 08/20/27            361,912        383,287
  Series II, Pool #2474
    8.00%, 08/20/27            396,971        425,874
  Series II, Pool #2498
    7.50%, 10/20/27            236,431        250,395
  Series II, Pool #2516
    6.50%, 11/20/12            493,121        519,932
  Series II, Pool #2562
    6.00%, 03/20/28             74,035         76,634
  Series II, Pool #2576
    6.00%, 04/20/28          3,612,124      3,738,549
  Series II, Pool #2657
    6.00%, 10/20/28            585,999        606,572
  Series II, Pool #2671
    6.00%, 11/20/28          1,267,190      1,311,542
  Series II, Pool #2687
    6.00%, 12/20/28            637,647        659,965
                                         ------------
                                           12,047,603
-----------------------------------------------------
TOTAL MORTGAGE BACKED SECURITIES           51,645,410
-----------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002

                              PRINCIPAL
                                AMOUNT          VALUE
---------------------------------------------------------
U.S. GOVERNMENT SPONSORED ENTERPRISE & AGENCY
DEBENTURES (26.7%)
FEDERAL FARM CREDIT BANK (2.7%)
  9.20%, 08/22/05            $     100,000  $     118,907
  6.30%, 12/03/13                3,000,000      3,480,000
                                            -------------
                                                3,598,907
                                            -------------
FEDERAL HOME LOAN BANK (6.5%)
  5.88%, 02/23/06                1,110,000      1,225,995
  5.08%, 09/29/08                  750,000        772,500
  5.66%, 12/18/08                1,150,000      1,191,251
  5.75%, 05/15/12                5,000,000      5,562,580
                                            -------------
                                                8,752,326
                                            -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (9.2%)
  5.75%, 04/15/08                1,000,000      1,119,821
  5.13%, 10/15/08                5,000,000      5,434,089
  6.63%, 09/15/09                3,000,000      3,517,500
  6.88%, 09/15/10                1,000,000      1,192,340
  6.25%, 07/15/32                1,000,000      1,136,250
                                            -------------
                                               12,400,000
                                            -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.5%)
  6.60%, 07/16/07                2,000,000      2,143,700
  7.13%, 01/15/30                2,000,000      2,487,720
                                            -------------
                                                4,631,420
                                            -------------
STUDENT LOAN MARKETING ASSOCIATION (0.5%)
  8.44%, 12/01/16                  450,000        619,947
                                            -------------
TENNESSEE VALLEY AUTHORITY (1.9%)
Tennessee Valley Authority
  5.98%, 04/01/36                1,650,000      1,916,063
Tennessee Valley
  Authority Global
  6.75%, 11/01/25                  500,000        591,875
                                            -------------
                                                2,507,938
                                            -------------

U.S. GOVERNMENT GUARANTEED SECURITY (2.4%)
El Salvador Aid
  6.30%, 11/01/05                2,568,083      2,811,213

                           SHARES OR
                           PRINCIPAL
                             AMOUNT         VALUE
-----------------------------------------------------
Guaranteed Export Trust
  Series 96-A
  6.55%, 06/15/04         $    423,517   $    437,129
                                         ------------
                                            3,248,342
-----------------------------------------------------
TOTAL U.S. GOVERNMENT SPONSORED
  ENTERPRISE & AGENCY DEBENTURES           35,758,880
-----------------------------------------------------
U.S. TREASURY DEBENTURES (5.5%)

INTEREST ONLY STRIPPED SECURITIES (0.0%)
U.S. Treasury
  0.00%, 02/15/19              100,000         44,055
                                         ------------

U.S. TREASURY BONDS (5.1%)
  12.00%, 05/15/05             160,000        201,286
  8.88%, 02/15/19              500,000        748,907
  8.75%, 05/15/20            2,000,000      2,992,422
  6.25%, 08/15/23            1,000,000      1,192,810
  5.38%, 02/15/31            1,500,000      1,667,340
                                         ------------
                                            6,802,765
                                         ------------
U.S. TREASURY NOTES (0.4%)
  5.00%, 08/15/11              530,000        588,772
-----------------------------------------------------
TOTAL U.S. TREASURY DEBENTURES              7,435,592
-----------------------------------------------------
INVESTMENT COMPANY (2.8%)

Eureka Prime Money
  Market Fund -- Trust
  Class                      3,804,186      3,804,186
-----------------------------------------------------
TOTAL INVESTMENTS
  (COST $125,578,914)(a) -- 99.2%         132,914,208
-----------------------------------------------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.8%                       1,127,475
-----------------------------------------------------
NET ASSETS -- 100.0%                     $134,041,683
-----------------------------------------------------

---------------

(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation           $7,741,262
Unrealized depreciation             (405,968)
                                  ----------
Net unrealized appreciation       $7,335,294
                                  ==========

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 20

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2002


                               SHARES        VALUE
-----------------------------------------------------
COMMON STOCK (99.5%)

ADVERTISING & MARKETING (0.1%)
Publicis Groupe                     400   $     7,551
WPP Group PLC                     3,600        24,145
                                          -----------
                                               31,696
                                          -----------
AEROSPACE & DEFENCE (1.2%)
Boeing Co.                        3,300       112,629
British Aerospace PLC             8,917        26,924
European Aeronautic Defence
  and Space Co.                     400         4,250
General Dynamics Corp.              500        40,665
Lockheed Martin Corp.             1,900       122,873
Northrop Grumman Corp.              700        86,828
Rolls-Royce PLC                   1,700         2,673
United Technologies Corp.           100         5,649
                                          -----------
                                              402,491
                                          -----------
AIRPORTS (0.1%)
BAA PLC                           2,800        23,293
                                          -----------
AUTOMOTIVE (1.7%)
Bridgestone Corp.                 2,000        23,788
DaimlerChrysler AG                2,374        79,537
Delphi Corp.                      2,600        22,230
Denso Corp.                       1,200        19,527
Fiat SPA                          2,100        20,339
Honda Motor Company, Ltd.         1,800        72,893
Magna International, Inc.
  Class A                           300        17,082
Michelin (CGDE), Class B            200         5,618
Nissan Motors                     6,400        47,524
PSA Peugeot Citroen                 520        19,226
Renault SA                          300        12,924
Toyota Motor Corp.                6,400       164,547
Volkswagen AG                       900        32,733
Volvo AB, Class A                   400         5,500
Volvo AB, Class B                   500         7,253
                                          -----------
                                              550,721
                                          -----------
BEVERAGES & TOBACCO (3.8%)
Adolph Coors Co., Class B           400        22,520
Altadis SA                          900        20,102
Anheuser Busch Companies,
  Inc.                            2,500       126,500
Asahi Breweries, Ltd.             2,000        12,880
British American Tobacco
  PLC                             4,674        47,704


                               SHARES        VALUE
-----------------------------------------------------
Brown-Forman Corp., Class B         400   $    26,780
Cadbury Schweppes PLC             6,306        42,146
Carlsberg A/S, Class B              200        10,378
Coca Cola Amatil, Ltd.            2,900         9,298
Coca-Cola Co.                     6,700       321,332
Coca-Cola Enterprises,
  Inc.                              700        14,868
Diageo PLC                        9,152       113,556
Heineken NV                         700        27,472
Imperial Tobacco Group PLC        1,600        25,287
Interbrew                           200         4,740
Japan Tobacco, Inc.                   3        18,926
Kirin Brewery Company,
  Ltd.                            3,000        17,743
LVMH (Louis Vuitton
  Moet Hennessy)                    600        21,881
PepsiCo, Inc.                     3,400       125,630
Pernod-Ricard SA                    200        17,987
Philip Morris Companies,
  Inc.                            3,900       151,320
SABMiller PLC                     1,100         7,542
Scottish & Newcastle PLC          1,400        12,329
Southcorp, Ltd.                   1,500         4,467
Takara Shuzo Company, Ltd.        1,000         5,298
                                          -----------
                                            1,208,686
                                          -----------
CHEMICALS (1.8%)
Air Products and
  Chemical, Inc.                    900        37,809
Akzo Nobel                          980        31,574
Asahi Kasei Corp.                 4,000        10,843
BOC Group PLC                     1,945        26,519
E. I. du Pont de Nemours
  and Co.                         2,500        90,175
Ecolab, Inc.                        700        29,211
Great Lakes Chemical Corp.          800        19,216
Hercules, Inc.*                   1,300        11,973
Imperial Chemical
  Industries PLC                  3,700        11,870
International Flavors &
  Fragrances, Inc.                  800        25,480
Johnson Matthey PLC               1,000        13,131
L'Air Liquide                       336        41,509
Lonza Group AG                      224        12,711
Mitsubishi Chemical Corp.         7,000        12,822
Mitsui Chemicals, Inc.            2,000         8,592
Potash Corp. of
  Saskatchewan                      200        12,420
PPG Industries, Inc.                400        17,880
Shin-Etsu Chemical Co.            1,100        36,414
Sigma-Aldrich Corp.                 800        39,416
Solvay SA                           100         5,915

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002


                               SHARES        VALUE
-----------------------------------------------------
Sumitomo Chemical Company,
  Ltd.                            1,000   $     3,836
Syngenta AG, Registered             325        17,737
Takeda Chemical Industries        2,000        80,664
                                          -----------
                                              597,717
                                          -----------
COMPUTERS (5.7%)
Applied Materials, Inc.*          3,700        42,735
ARM Holdings PLC*                 4,000         7,800
ATI Technologies, Inc.*           1,200         5,916
Autodesk, Inc.                    1,100        13,937
Cap Gemini SA                       420         6,724
Cisco Systems, Inc.*             14,600       153,008
Cognos, Inc.*                       300         5,099
Creative Technology, Ltd.           500         3,123
CSK Corp.                           300         9,512
Dassault Systemes SA                200         3,084
Dell Computer Corp.*              5,400       127,008
EMC Corp.*                        3,700        16,909
Fuji Soft ABC, Inc.                 300         5,434
Fujitsu, Ltd.                     5,000        21,603
Hewlett-Packard Co.               9,000       105,030
IBM Corp.                         4,300       251,077
Intel Corp.                      17,800       247,242
Konami Company, Ltd.                300         7,713
Logica PLC                        2,300         4,340
Logitech International SA
  Registered*                       200         5,634
Meitec Corp.                        300         7,035
Microsoft Corp.*                 13,300       581,078
Misys PLC                         2,100         4,921
NTT Data Corp.                        2         7,179
Oracle Corp.*                    12,100        95,106
Parametric Technology
  Corp.*                          2,400         4,320
PeopleSoft, Inc.*                   300         3,711
SAP AG                              530        23,571
Seagate Technology, Inc.
  Escrow Shares*                  1,700             0
Sun Microsystems, Inc.*           2,700         6,993
Texas Instruments, Inc.           2,600        38,402
TietoEnator Oyj                     500         5,871
TIS, Inc.                           300         4,253
Trans Cosmos, Inc.                  200         3,384
Trend Micro, Inc.*                  500        13,143
                                          -----------
                                            1,841,895
                                          -----------
CONSTRUCTION (0.7%)
Actividades de Construccion
  y Servicios SA                    400        11,014


                               SHARES        VALUE
-----------------------------------------------------
Autostrade SPA                    2,800   $    21,666
Barratt Developments PLC            700         4,673
Berkeley Group PLC                1,100        10,241
Bouygues SA                         500        12,848
Compagnie de Saint-Gobain           880        19,428
Compagnie Francaise
  d'Etudes et de
  Construction SA (Technip)          84         5,521
Daito Trust Construction
  Company, Ltd.                     500        11,110
Daiwa House Industry
  Company, Ltd.                   2,000        12,223
Fomento de Construcciones y
  Contratas SA                      500         9,824
Hanson PLC                        3,300        16,399
Imerys                               60         6,968
Kajima Corp.                      2,000         6,079
Matsushita Electric Works,
  Ltd.                            1,000         6,087
Nippon Comsys Corp.               1,000         5,282
Obayashi Corp.                    3,000         7,762
Skanska AB, Class B               2,600        12,814
Taisei Corp.                      2,000         4,107
Vinci SA                            240        14,540
Vulcan Materials Co.                400        14,464
                                          -----------
                                              213,050
                                          -----------
CONSUMER GOODS & SERVICES (4.7%)
Adidas-Salomon AG                   200        13,243
Alberto-Culver Co., Class B         100         4,903
Autogrill SPA                       800         6,317
Beiersdorf AG                       130        12,591
Black & Decker Corp.              1,200        50,316
Boots Company PLC                 2,919        24,260
Cendant Corp.*                      800         8,608
Colgate-Palmolive Co.               200        10,790
Eastman Kodak Co.                 2,000        54,480
Electrolux AB, Class B            1,000        15,098
Essilor International SA            400        16,224
Forbo Holding AG,
  Registered                         20         5,566
Fortune Brands, Inc.                600        28,374
Gillette Co.                      5,700       168,720
Givaudan SA, Registered              30        13,440
KAO Corp.                         2,000        44,110
Kimberly-Clark Corp.              1,700        96,288
Kuoni Reisen Holding AG
  Registered                         30         5,295
Kuraray Company, Ltd.             1,000         5,890
L'Oreal SA                          930        67,096

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 22

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002


                               SHARES        VALUE
-----------------------------------------------------
Matsushita Electric
  Industrial Co.                  5,577   $    57,857
Mattel, Inc.                      3,000        54,030
Nintendo Company, Ltd.              300        34,943
Proctor & Gamble Co.              3,800       339,645
Reckitt Benckiser PLC             1,000        18,871
Sanrio Company, Ltd.                800         5,881
Secom Company, Ltd.                 500        20,002
Securitas AB, Class B               900        11,162
Sega Corp.*                         400         7,475
Shiseido Company, Ltd.            1,000        11,935
Societe BIC SA                      200         6,622
Sony Corp.                        2,400       100,739
Stanley Works                       500        16,335
Uni-Charm Corp.                     300        11,681
Unilever NV -- CVA                1,573        93,120
Unilever PLC                      7,735        70,187
World Company, Ltd.                 100         2,341
                                          -----------
                                            1,514,435
                                          -----------
CONTAINERS (0.3%)
Ball Corp.                          400        20,156
Bemis Company, Inc.               1,400        69,160
                                          -----------
                                               89,316
                                          -----------
DIVERSIFIED (4.1%)
3M Co.                            1,300       142,961
BASF AG                           1,545        53,748
Bayer AG                          2,000        34,472
Bombardier, Inc., Class B         3,300         9,071
Brambles Industries PLC           3,300        10,742
Brambles Industries, Ltd.         6,108        21,408
Broken Hill Proprietary
  Company, Ltd.                  11,762        57,843
Compagnie Financiere
  Richemont AG, Class A             800        11,865
General Electric Co.             24,100       594,064
Groupe Bruxelles Lambert SA         350        12,968
Hutchison Whampoa                 4,400        25,499
Invensys PLC                     12,000        11,464
Lattice Group PLC                12,365        33,300
Mitsubishi Corp.                  3,000        20,158
Mitsui & Company, Ltd.            4,000        20,996
Nippon Unipac Holding                 3        15,106
Power Corp. of Canada               800        18,000
Preussag AG                         500         7,684
Reed International PLC            4,000        34,377
Rentokil Initial PLC              6,258        20,495
Smiths Industries PLC             1,400        14,113


                               SHARES        VALUE
-----------------------------------------------------
Sumitomo Corp.                    3,000   $    15,402
Swire Pacific, Ltd.,
  Class A                         3,500        13,821
TransCanada PipeLines,
  Ltd.                            1,800        25,646
TRW, Inc.                         1,000        58,550
Tyco International, Ltd.            400         5,640
Wesfarmers, Ltd.                  1,800        26,458
Wharf Holdings, Ltd.              5,700        10,852
                                          -----------
                                            1,326,703
                                          -----------
EDUCATIONAL SERVICES (0.1%)
Apollo Group, Inc.,
  Class A*                          500        21,764
Benesse Corp.                       400         6,256
                                          -----------
                                               28,020
                                          -----------
ELECTRICAL & ELECTRONIC (2.3%)
Advanced Micro Devices,
  Inc.*                             600         3,204
Advantest Corp.                     300        11,656
Alps Electric Company,
  Ltd.                            1,000        11,812
Altera Corp.*                     1,900        16,473
ASML Holding NV*                  1,600         9,836
Casio Computer Company,
  Ltd.                            1,000         5,085
Celestica, Inc.*                    600         7,796
Emerson Electric Co.                700        30,758
Epcos AG                            200         1,413
Fanuc, Ltd.                         400        17,874
Hitachi, Ltd.                     8,000        40,086
Infineon Technologies AG            900         4,857
Johnson Electric Holdings,
  Ltd.                            8,000         8,000
KLA-Tencor Corp.*                   600        16,764
Kyocera Corp.                       500        33,473
Mabuchi Motor Company,
  Ltd.                              100         8,830
Maxim Integrated Products,
  Inc.*                           1,000        24,760
Micron Technology, Inc.*            700         8,659
Mitsubishi Electric Corp.         6,000        19,369
Murata Manufacturing
  Company, Ltd.                     700        35,650
National Semiconductor
  Corp.*                          1,500        17,910
NEC Corp.                         4,000        19,287
NGK Insulators, Ltd.              1,000         6,736
Nitto Denko Corp.                   500        12,691
Omron Corp.                       1,000        12,929
Palm, Inc.*                       1,900         1,406
Philips Electronics NV            3,582        52,040
Pioneer Corp.                       700        11,586
Rohm Company, Ltd.                  300        35,214
Sagem SA                            120         6,867
Sanyo Electric Company,
  Ltd.                            5,000        16,921
Sharp Corp.                       3,000        28,807

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002


                               SHARES        VALUE
-----------------------------------------------------
Siemens AG                        2,177   $    73,045
STMicroelectronics NV             1,600        21,521
Sumitomo Electric
  Industries, Ltd.                2,000        11,467
Taiyo Yuden Company, Ltd.         1,000        15,278
TDK Corp.                           200         7,771
Tektronix, Inc.*                    500         8,215
Thales SA                           300         8,020
Thomas & Betts Corp.*               900        12,681
Thomson Multimedia*                 200         3,151
Tokyo Electron, Ltd.                500        19,139
Toshiba Corp.                     9,000        27,501
Unaxis Holding AG,
  Registered                         40         2,328
Venture Manufacturing
  (Singapore), Ltd.               1,000         5,964
                                          -----------
                                              754,830
                                          -----------
FINANCE & BANKING (17.1%)
3i Group PLC                      2,300        15,589
77 Bank, Ltd.                     2,000         6,999
ABN Amro Holding NV               3,848        42,137
Acom Company, Ltd.                  300        12,666
Aiful Corp.                         100         5,775
Allied Irish Bank PLC             3,100        37,071
Ambac Financial Group,
  Inc.                              200        10,778
American Express Co.              3,300       102,894
AmSouth Bancorp.                  1,100        22,814
Amvescap PLC                      2,300        10,887
Australia & New Zealand
  Banking Group, Ltd.             3,400        32,609
Banca Fideuram SPA                1,600         5,930
Banca Intesa SPA                 12,700        21,337
Banco Bilbao Vizcaya              8,431        62,993
Banco Comercial Portugues
  SA Registered                   4,900        10,412
Banco Espirito Santo SA
  Registered                        900         9,250
Banco Santander Central
  Hispano SA                     11,940        61,008
Bank of America Corp.             3,536       225,597
Bank of East Asia                10,000        17,565
Bank of Ireland                   2,000        19,470
Bank of Montreal                  1,600        37,211
Bank of Nova Scotia               1,500        42,365
Bank of Yokohama, Ltd.            3,000        13,011
Bank One Corp.                    5,100       190,740
Barclays PLC                     17,800       103,991


                               SHARES        VALUE
-----------------------------------------------------
Bayerische Hypo-und
  Vereinsbank AG                  1,073   $    14,157
Bear Stearns Companies,
  Inc.                              500        28,200
BNP Paribas SA                    2,060        67,144
BOC Hong Kong Holdings,
  Ltd.*                           4,500         4,500
Canadian Imperial Bank of
  Commerce                          900        22,962
Charter One Financial,
  Inc.                              315         9,362
Citigroup, Inc.                  10,432       309,309
Comerica, Inc.                      100         4,822
Commercial Bank of Greece           300         5,550
Commonwealth Bank of
  Australia                       3,900        63,875
Countrywide Credit
  Industries, Inc.                1,200        56,580
Credit Saison Company,
  Ltd.                              500        10,987
Credit Suisse Group*              2,600        51,005
Daiwa Bank Holdings, Inc.*       15,000        11,212
Daiwa Securities Group,
  Inc.                            4,000        22,080
Danske Bank A/S                   1,300        19,719
DBS Group Holdings, Ltd.          4,198        26,455
Deutsche Bank AG                  1,450        66,350
Dexia-Strip VVPR*                 2,560            25
Fannie Mae                        3,400       202,436
Fifth Third Bancorp               1,400        85,722
FinecoGroup SPA                   7,000         2,670
First Tennessee National
  Corp.                           1,000        34,670
Fortis                            2,420        34,058
Franklin Resources, Inc.          2,600        80,860
Freddie Mac                       1,600        89,440
Golden West Financial
  Corp.                           1,000        62,180
H&R Block, Inc.                   1,000        42,010
Hang Seng Bank, Ltd.              2,700        28,300
HBOS PLC                         10,475        96,779
Hong Kong Exchanges &
  Clearing, Ltd.                  4,000         4,821
Household International,
  Inc.                            1,500        42,465
HSBC Holdings PLC                24,800       251,163
Huntington Bancshares,
  Inc.                            1,400        25,466
ING Groep NV                      4,708        65,187
KBC Bancassurance Holding           200         6,293
Lend Lease Corporation,
  Ltd.                            3,400        18,660
Lloyds TSB Group PLC             14,976       110,573
Macquarie Infrastructure
  Group                           2,900         4,712
Man Group PLC                       500         7,816
Marshall & Ilsley Corp.           2,900        80,881
MBNA Corp.                          450         8,271

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 24

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002


                               SHARES        VALUE
-----------------------------------------------------
Mediobanca SPA                    1,900   $    12,938
Mellon Financial Corp.            5,300       137,429
Merrill Lynch & Co.               1,300        42,835
Mitsubishi Tokyo Financial
  Group, Inc. (MTFG)                  9        66,461
Mizuho Holdings, Inc.                17        39,798
Morgan Stanley Dean Witter
  & Co.                           1,100        37,268
National Australia Bank,
  Ltd.                            4,400        80,049
National Bank of Canada           1,100        20,423
National Bank of Greece SA        1,000        15,536
Nikko Securities
  Company, Ltd.                   2,000         9,512
Nomura Securities Company,
  Ltd.                            5,000        65,714
Nordea AB                         6,000        23,812
North Fork Bancorporation,
  Inc.                            1,800        68,112
Northern Trust Corp.                300        11,316
Orix Corp.                          300        17,669
Oversea-Chinese Banking
  Corporation, Ltd.               3,000        16,204
Power Financial Corp.               400         8,776
Promise Company, Ltd.               300        11,557
Regions Financial Corp.           7,400       241,758
Royal Bank of Canada              1,900        63,126
Royal Bank of Scotland
  Group PLC                       7,300       137,760
San Paolo-IMI SPA                 3,435        19,316
Schroders PLC                     1,000         7,077
Shizuoka Bank                     2,000        13,537
Skandiaviska Enskilda
  Banken                          1,500        12,780
SLM Corp.                           500        46,570
Societe Generale, Class A           800        33,729
Softbank Corp.                      800         7,741
State Street Corp.                  300        11,592
Stilwell Financial, Inc.            400         4,828
Sumitomo Bank, Ltd.              10,000        56,185
Sumitomo Trust & Banking          3,000        15,747
Sun Life Financial Services
  of Canada, Inc.                 1,400        22,877
SunTrust Banks, Inc.              1,400        86,072
Svenska Handelsbanken
  Class A                           900        11,211
Svenska Handelsbanken
  Class B                           900        10,822
T. Rowe Price Group, Inc.         2,500        62,400
Takefuji Corp.                      210        11,868
UBS AG, Registered*               3,288       136,814


                               SHARES        VALUE
-----------------------------------------------------
UFJ Holdings, Inc.                    7   $    18,572
Unicredito Italiano SPA          10,300        37,257
Union Planters Corp.                400        10,984
United Overseas Bank, Ltd.        4,256        28,496
Wachovia Corp.                    4,100       134,029
Washington Mutual, Inc.           2,100        66,087
Wells Fargo & Co.                 2,900       139,664
Westfield Holdings, Ltd.          2,000        14,128
Westpac Banking Corp.             6,600        49,672
Zions Bancorp.                      500        21,765
                                          -----------
                                            5,520,699
                                          -----------
FOOD (3.7%)
Ajinomoto Company, Inc.           2,000        21,176
Albertson's, Inc.                   100         2,416
Campbell Soup Co.                 4,400        97,152
Carrefour SA                      1,440        57,780
Compass Group PLC                 6,737        28,076
Etablissements Economiques
  du Casino Guichard-
  Perrachon SA                      140         9,173
Groupe Danone                       370        44,612
H.J. Heinz Co.                      300        10,011
Hershey Foods Corp.               1,500        93,075
Jeronimo Martins SGPS SA*         1,200         6,938
Katokichi Company, Ltd.             700        11,040
Kellogg Co.                       2,800        93,100
Kerry Group PLC, Class A          1,300        16,831
Koninklijke Ahold NV              2,000        23,699
Kroger Co.*                       2,800        39,480
McDonald's Corp.                  4,500        79,470
Nestle SA, Registered             1,055       230,593
Nissin Food Products
  Company, Ltd.                     700        14,145
Orkla ASA, Class A                  600         9,594
Safeway PLC                       1,300         4,263
Safeway, Inc.*                    1,700        37,910
Sainsbury (J) PLC                 5,344        23,531
Sara Lee Corp.                    2,300        42,067
Sodexho Alliance SA                 400         7,776
Tesco PLC                        19,948        64,544
Wendy's International,
  Inc.                            1,500        49,665
Weston (George), Ltd.               300        19,859
Wm. Wrigley Jr. Co.                 800        39,592
Yum! Brands, Inc.*                  900        24,939
                                          -----------
                                            1,202,507
                                          -----------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002


                               SHARES        VALUE
-----------------------------------------------------
HEALTH CARE (4.0%)
Amersham PLC                      2,400   $    20,173
Amgen, Inc.*                      2,600       108,420
Baxter International, Inc.        2,100        64,155
Becton, Dickinson and Co.           600        17,040
Boston Scientic Corp.*            2,800        88,368
C.R. Bard, Inc.                     300        16,389
Celltech Group PLC*               1,000         4,698
Centerpulse AG, Registered*          40         6,028
Chiron Corp.*                       100         3,494
Cochlear, Ltd.                      400         7,423
Elan Corp. PLC*                   1,600         3,210
Fresenius Medical Care AG           300         6,582
Guidant Corp.*                      500        16,155
HCA, Inc.                         3,600       171,396
Johnson & Johnson                 7,104       384,185
Manor Care, Inc.*                   300         6,744
McKesson, Inc.                    1,700        48,161
Medtronic, Inc.                   2,900       122,148
Smith & Nephew PLC                2,400        14,493
St. Jude Medical, Inc.*             400        14,280
Tenet Healthcare Corp.*           1,050        51,975
Terumo Corp.                        800        11,828
UnitedHealth Group, Inc.            500        43,610
WellPoint Health Networks,
  Inc.*                             200        14,660
William Demant Holding A/S*         300         5,948
Zimmer Holdings, Inc.*            1,000        38,340
                                          -----------
                                            1,289,903
                                          -----------
INSURANCE (4.0%)
Aegon NV                          2,676        25,125
Allianz AG, Registered              445        38,306
Allstate Corp.                    2,300        81,765
American International
  Group, Inc.                     6,170       337,499
AMP, Ltd.                         4,300        27,338
Anthem, Inc.*                       300        19,500
Assicurazioni Generali            2,870        42,092
Aviva PLC                         6,724        37,803
Axa                               3,800        37,293
Chubb Corp.                       1,000        54,830
Cigna Corp.                       1,300        91,975
Conseco, Inc.*                   18,600         1,414
Corporacion Mapfre SA             1,000         5,633
Fairfax Financial
  Holdings, Ltd.                     10           747
Legal & General Group PLC        17,000        23,125


                               SHARES        VALUE
-----------------------------------------------------
Loews Corp.                       1,700   $    72,913
Manulife Financial Corp.          1,400        29,550
Marsh & McLennan Companies,
  Inc.                              100         4,164
MGIC Investment Corp.             1,100        44,913
Millea Holdings, Inc.*                4        32,068
Mitsui Sumitomo Insurance
  Company, Ltd.                   4,000        18,761
Muenchener Rueckver AG
  Registered                        260        26,518
Pohjola Group PLC, D Shares         600         8,361
Principal Financial Group,
  Inc.*                             200         5,236
Progressive Corp.                   600        30,378
Prudential PLC                    5,700        30,432
RAS SPA                           1,400        16,451
Royal & Sun Alliance
  Insurance Group PLC             4,545         6,879
Sampo Oyj, A Shares               1,200         7,887
Skandia Forsakrings AB            3,400         4,987
Sompo Japan Insurance,
  Inc.                            1,000         5,898
St. Paul Companies, Inc.            600        17,232
Storebrand ASA                    1,000         2,658
Swiss Re, Registered                750        42,179
Torchmark Corp.                   1,300        44,538
Zurich Financial Services
  AG                                211        19,694
                                          -----------
                                            1,296,142
                                          -----------
MANUFACTURING (3.9%)
Abitibi-Consolidated, Inc.        1,384         9,301
Acerinox SA                         300         9,227
American Standard
  Companies, Inc.*                1,000        63,620
Arcelor*                            500         5,070
Asahi Glass Company, Ltd.         3,000        18,433
Assa Abloy AB, Class B            1,000         9,706
Atlas Copco AB, Class A             700        11,664
Avery Dennison Corp.                300        17,094
Ballard Power Systems,
  Inc.*                             300         2,771
Bekaert NV                          200         7,630
Bergesen D Y ASA, Class A           500         8,400
BHP Steel, Ltd.*                  2,732         3,979
Boehler-Uddeholm AG                 300        13,505
Canon, Inc.                       2,000        65,384
Caterpillar, Inc.                   500        18,610
Corus Group PLC*                 10,900         5,871
CRH PLC                           1,800        20,191
CSR, Ltd.                         3,300        10,221
Danaher Corp.                       200        11,370

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 26

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002


                               SHARES        VALUE
-----------------------------------------------------
Dover Corp.                       1,700   $    43,146
Eaton Corp.                         400        25,496
Ebara Corp.                       2,000         8,165
Fuji Machine Manufacturing
  Company, Ltd.                     500         4,682
Fuji Photo Film Co.               1,000        29,818
Furukawa Electric Company,
  Ltd.                            3,000         6,826
Georg Fischer AG,
  Registered                         30         4,175
GKN PLC                           3,300        12,650
Heidelberger Zement AG              200         7,215
Holcim, Ltd., Class B                85        13,458
Honeywell International,
  Inc.                            1,200        25,992
Hoya Corp.                          400        24,807
Illinois Tool Works, Inc.           200        11,666
JFE Holdings, Inc.*                 950        10,644
Johnson Controls, Inc.              400        30,728
Komatsu, Ltd.                     1,000         3,360
Komori Corp.                      1,000        10,974
Kubota Corp.                      5,000        14,334
LaFarge                             400        31,942
Linde AG                            400        14,429
Linear Technology Corp.           1,500        31,080
MAN AG                              300         3,943
Millipore Corp.                     400        12,716
Mitsubishi Heavy
  Industries, Ltd.                9,000        24,544
Nidec Corp.                         200        10,268
Nikon Corp.                       1,000         7,631
Nippon Steel Corp.                3,000         3,943
Norsk Hydro ASA                     600        22,589
Norske Skogsindustrier ASA          700         8,123
Olympus Optical
  Company, Ltd.                   1,000        14,646
Orica, Ltd.                       2,800        14,485
Pall Corp.                          800        12,632
Pechiney SA, Class A                300         7,976
Ricoh Company, Ltd.               1,000        17,373
Sandvik AB                          550        12,931
Sapa AB                             700        12,381
Schindler Holding AG                 70        12,354
Schneider Electric SA               300        13,306
Sealed Air Corp.*                   500         8,445
Sembcorp Industries, Ltd.        18,209         9,579
Shimano, Inc.                       600         8,995
SMC Corp.                           200        18,006
Snap-on, Inc.                       700        16,086
Svenska Cellulosa AB, Class
  B                                 600        18,571


                               SHARES        VALUE
-----------------------------------------------------
Thermo Electron Corp.*            2,600   $    41,938
ThyssenKrupp AG                   1,250        13,280
Titan Cement Co. SA                 400        14,366
Tostem Corp.                      1,000        14,580
Toyo Seikan Kaisha, Ltd.          1,000        11,212
Toyoda Automatic Loom
  Works, Ltd.                       800        12,643
UPM-Kymmene Oyj                     800        21,980
Valeo SA                            300         8,607
Veba AG                           1,590        74,955
Vestas Wind Systems A/S             400         5,482
W.W. Grainger, Inc.               1,500        63,824
                                          -----------
                                            1,252,024
                                          -----------
METALS & MINING (0.9%)
Alcan, Inc.                         900        22,270
Aluminium of Greece S.A.I.C         300         5,568
Barrick Gold Corp.                1,600        24,965
BHP Billiton PLC                  6,066        28,141
Freeport-McMoRan Copper &
  Gold, Inc., Class B*            3,100        41,726
Inco, Ltd.*                         300         4,866
Newmont Mining Corporation
  Holding Co.                     1,600        44,016
Noranda, Inc.                     1,300        12,253
Placer Dome, Inc.                   900         8,256
Rio Tinto PLC, Registered         3,116        50,080
Rio Tinto, Ltd.                     900        14,819
Sumitomo Metal Mining
  Company, Ltd.                   1,000         4,124
Umicore                             200         6,968
WMC, Ltd.                         4,200        16,181
                                          -----------
                                              284,233
                                          -----------
MULTIMEDIA (1.9%)
AOL Time Warner, Inc.*            3,100        36,270
Asatsu-DK, Inc.                     400         7,508
British Sky Broadcasting
  PLC*                            3,300        26,597
EMI Group PLC                     1,100         2,941
Fuji Television Network,
  Inc.                                1         4,395
Gannett Company, Inc.               500        36,090
Granada PLC                       8,037         8,500
Lagardere S.C.A                     400        15,338
Mediaset SPA                      2,300        14,298
Meredith Corp.                    2,200        94,709
News Corporation, Ltd.            4,900        23,405
Pearson PLC                       2,963        23,741
Publishing & Broadcasting         3,100        13,207
Reuters Group PLC                 4,055        14,412

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002


                               SHARES        VALUE
-----------------------------------------------------
Seat Pagine Gialle SPA*           9,700   $     5,627
Shaw Communications, Inc.
  Class B                           600         4,929
Toho Company, Ltd.                1,200        12,518
Toppan Printing Company,
  Ltd.                            2,000        17,661
Univision Communications
  Inc. Class A*                     300         6,840
Viacom, Inc., Class B*            1,300        52,714
Vivendi Universal SA              2,601        29,176
Walt Disney Co.                   9,900       149,885
Yamaha Corp.                        500         4,736
                                          -----------
                                              605,497
                                          -----------
OIL & GAS (8.5%)
Amerada Hess Corp.                  800        54,304
Apache Corp.                        500        29,725
Ashland, Inc.                     1,100        29,469
Australian Gas Light
  Company, Ltd.                   1,800         9,586
Baker Hughes, Inc.                4,200       121,926
BG Group PLC                     10,765        42,196
BP Amoco PLC                     59,952       400,691
Burlington Resources, Inc.        2,400        92,064
Canadian Natural Resources,
  Ltd.                              500        15,871
ChevronTexaco Corp.               2,547       176,380
ConocoPhillips                      900        41,616
ENI SPA                           7,600       104,254
EOG Resources, Inc.                 800        28,768
Encana Corp.                      1,356        41,034
Exxon Mobil Corp.                15,884       506,699
Hong Kong & China Gas            18,210        24,398
IHC Caland NV                       200         9,092
Imperial Oil, Ltd.                  800        23,150
Kerr-McGee Corp.                  1,200        52,128
Nexen, Inc.                         500        11,966
Nippon Oil Corp.                  2,000         8,609
Osaka Gas Company, Ltd.           8,000        19,517
Petro-Canada                        700        20,547
Praxair, Inc.                       800        40,888
Precision Drilling Corp.*           100         3,020
Royal Dutch Petroleum             5,717       230,807
Santos, Ltd.                      2,700         8,935
Schlumberger, Ltd.                1,500        57,690
Shell Transportation &
  Trading Co. PLC                25,873       154,207
Smedvig ASA, Class B              1,100         3,859
Suncor Energy, Inc.               1,500        25,826


                               SHARES        VALUE
-----------------------------------------------------
Talisman Energy, Inc.               200   $     8,019
Tokyo Gas Company, Ltd.           9,000        26,318
TonenGeneral Sekiyu K.K           2,000        12,781
Total Fina SA, Class B            1,697       223,396
Total Fina SA-Strip                 180             2
Unocal Corp.                      2,600        81,614
Woodside Petroleum, Ltd.          2,300        15,498
                                          -----------
                                            2,756,850
                                          -----------
PAPER PRODUCTS (0.2%)
Jefferson Smurfit Group PLC      14,400         6,404
Oji Paper Company, Ltd.           3,000        14,170
Smurfit-Stone Container
  Corp.*                            150         1,884
Temple-Inland, Inc.                 800        30,904
                                          -----------
                                               53,362
                                          -----------
PHARMACEUTICALS (8.7%)
Abbott Laboratories               3,500       141,400
Astrazeneca Group PLC             4,700       142,503
Aventis SA                        1,825        95,593
Biogen, Inc.*                       600        17,562
Biovail Corp.*                      500        12,388
Bristol-Myers Squibb Co.          3,700        88,060
Cardinal Health, Inc.               750        46,650
CSL, Ltd.                           300         3,593
Daiichi Pharmaceutical
  Company, Ltd.                   1,000        16,231
Eisai Company, Ltd.                 800        18,466
Eli Lilly and Co.                 2,900       160,486
GlaxoSmithKline PLC              16,318       315,638
IMS Health, Inc.                  3,700        55,389
Merck & Company, Inc.             5,900       269,689
Merck KGaA                          500         8,697
Novartis AG, Registered           7,260       287,058
Novo Nordisk A/S, Class B           780        21,276
Pfizer, Inc.                     14,950       433,848
Pharmacia Corp.                   5,400       209,952
Roche Holding AG, Bearer            140        15,823
Roche Holding AG
  Genusschein                     1,900       128,520
Sankyo Company, Ltd.              1,400        18,124
Sanofi Synthelabo SA              1,140        64,276
Schering AG                         600        28,107
Schering-Plough Corp.             3,400        72,488
Serono SA, Class B                   10         4,786
Shionogi & Company, Ltd.          1,000        10,793
Taisho Pharmacuetical
  Company, Ltd.                   1,000        15,706
UCB SA                              300         8,658

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 28

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002


                               SHARES        VALUE
-----------------------------------------------------
Wyeth                             2,800   $    89,040
Yamanouchi Pharmaceutical
  Company, Ltd.                   1,000        21,932
Zeltia SA*                          600         2,876
                                          -----------
                                            2,825,608
                                          -----------
PRINTING & PUBLISHING (0.5%)
Dow Jones & Company, Inc.         1,400        53,774
Elsevier NV                       2,100        25,092
Knight-Ridder, Inc.                 400        22,564
R.R. Donnelley & Sons Co.           200         4,702
Singapore Press Holdings            648         6,927
Stora Enso Oyj Registered
  Shares                          1,200        11,622
Thomson Corp.                       700        17,357
VNU NV                              300         6,970
Wolters Kluwer                      880        15,916
                                          -----------
                                              164,924
                                          -----------
REAL ESTATE (0.6%)
British Land Co. PLC              1,200         8,303
Canary Wharf Group PLC*           2,500        12,600
Cheung Kong Holdings, Ltd.        1,000         6,308
Great Portland Estates PLC        1,200         4,246
Henderson Land Development
  Company, Ltd.                   3,000         8,847
Land Securities Group PLC         1,575        18,329
Mitsubishi Estate
  Company, Ltd.                   3,000        23,977
Mitsui Fudosan Company,
  Ltd.                            2,000        16,264
Simon Property Group, Inc.        1,500        53,596
Sumitomo Realty &
  Development Company,
  Ltd.                            1,000         5,750
Sun Hung Kai Properties           5,000        29,360
Union du Credit-Bail
  Immobilier (Unibail)              350        19,717
                                          -----------
                                              207,297
                                          -----------
RETAIL (5.4%)
Aeon Company, Ltd.                  800        20,503
Autobacs Seven Company,
  Ltd.                              200         5,339
AutoZone, Inc.*                   1,100        86,746
Benetton Group SPA                  700         6,503
Big Lots, Inc.*                   1,600        25,328
Coles Myer, Ltd.                  3,000         9,749
Colruyt NV                          200         9,488
Costco Wholesale Corp.*           2,200        71,214
CVS Corp.                         1,800        45,630
Dixons Group PLC                  6,600        17,904


                               SHARES        VALUE
-----------------------------------------------------
Dollar General Corp.              1,000   $    13,420
Douglas Holding AG                  500         9,982
Fast Retailing Company,
  Ltd.                              200         5,159
Great Universal Stores PLC        2,834        24,156
Hennes & Mauritz AB, Class
  B                               1,400        24,308
Home Depot, Inc.                  4,700       122,670
Ito-Yokado Company, Ltd.          1,000        39,264
KarstadtQuelle AG                   300         4,948
Kingfisher PLC                    5,454        17,669
Kohl's Corp.*                       600        36,486
Marks & Spencer Group PLC         7,203        36,361
Marui Company, Ltd.               1,700        18,419
May Department Stores Co.         2,100        47,817
Metro AG                            600        10,436
Next PLC                            600         8,766
Nike, Inc., Class B               1,600        69,088
Nordstrom, Inc.                     600        10,764
Pinault-Printemps-Redoute
  SA                                220        13,915
RadioShack Corp.                  1,300        26,078
Reebok International, Ltd.*       1,300        32,565
SA D'Ieteren NV                      60         8,070
Sears, Roebuck and Co.            2,800       109,200
Seven-Eleven Japan
  Company, Ltd.                   1,000        33,843
Sherwin-Williams Co.                800        18,944
Shimamura Company, Ltd.             100         6,243
Skylark Company, Ltd.               500        11,418
Staples, Inc.*                      500         6,395
Swatch Group AG, Registered         800        12,028
Takashimaya Company, Ltd.         1,000         5,561
Target Corp.                      1,000        29,520
Toys "R" Us, Inc.*                1,300        13,234
Valora Holding AG                    70        12,829
Wal-Mart Stores, Inc.             9,600       472,703
Walgreen Co.                      3,100        95,356
Woolworths, Ltd.                  4,600        30,746
                                          -----------
                                            1,736,765
                                          -----------
SERVICES (2.4%)
ABB, Ltd.*                        2,564         8,476
Adecco SA, Registered               390        13,197
Automatic Data
  Processing, Inc.                  700        24,339
Buhrmann NV                         600         3,006
Capita Group PLC                  2,200         6,850
Dai Nippon Printing
  Company, Ltd.                   2,000        21,669
Deluxe Corp.                        300        13,518

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002


                               SHARES        VALUE
-----------------------------------------------------
Deutsche Post AG,
  Registered                        500   $     4,126
Electronic Data Systems
  Corp.                           1,200        16,776
Equifax, Inc.                     1,100        23,914
First Data Corp.                  3,000        83,851
Fluor Corp.                       1,200        29,328
Group 4 Falck A/S                   200         4,843
Hagemeyer NV                        600         4,542
Hays PLC                          8,000        14,405
ISS A/S*                            200         6,027
Itochu Corp.                      4,000        11,204
Kidde PLC                         4,500         4,458
Kurita Water Industries,
  Ltd.                              800         7,196
Li & Fung, Ltd.                   4,000         3,795
Moody's Corp.                     2,500       121,251
NCR Corp.*                          700        13,860
Pitney Bowes, Inc.                4,800       146,353
Quintiles Transnational
  Corp.*                          3,200        30,432
Robert Half International,
  Inc.*                             900        14,283
Sage Group PLC                    3,400         6,015
Securicor PLC                     2,800         4,447
SGS Societe Generale de
  Surveillance Holding SA,
  Registered                         30         7,331
Terra Networks SA*                  900         3,602
Waste Management, Inc.            3,400        79,288
Wolseley PLC                      1,400        11,129
Xerox Corp.*                      2,600        12,870
Yahoo!, Inc.*                     1,400        13,398
                                          -----------
                                              769,779
                                          -----------
TELECOMMUNICATIONS (5.3%)
Alcatel                           3,250         7,548
Andrew Corp.*                     2,500        16,375
AT&T Corp.                        7,900        94,879
AT&T Wireless Services,
  Inc.*                          12,216        50,330
BCE, Inc.                         1,000        17,715
BellSouth Corp.                   4,600        84,456
BT Group PLC                     23,666        61,222
Cable & Wireless PLC              4,700         8,537
Comverse Technology, Inc.*          700         4,893
Deutsche Telecom AG
  Registered                      5,750        48,587
Ericsson LM AB, Class B          27,000         9,813
France Telecom SA                 1,150         7,888
Hellenic Telecommunication
  Organization SA                   300         3,386
Koninklijke KPN NV*               4,604        23,888
Kudelski SA, Bearer*                240         3,283


                               SHARES        VALUE
-----------------------------------------------------
Motorola, Inc.                    5,900   $    60,062
Nippon Telegraph &
  Telephone Corp.                    15        49,901
Nokia Oyj                        12,250       162,835
Nortel Networks Corp.*            9,528         4,745
Nortel Networks Corp.*            7,000         3,780
NTT DoCoMo, Inc.                     47        80,302
Pacific Century CyberWorks,
  Ltd.*                          38,000         5,408
Portugal Telecom SGPS SA          3,100        13,940
Rogers Communications, Inc.
  Class B*                        1,000         6,304
SBC Communications, Inc.         10,500       211,050
Singapore
  Telecommunications             11,900         9,240
Sonera Oyj*                       1,900         7,042
Swisscom AG, Registered              73        20,292
Tele Danmark A/S                    410         8,892
Tele2 AB, Class B*                  400         5,953
Telecom Corp. of New
  Zealand                         2,700         6,230
Telecom Italia Mobile SPA        10,950        42,638
Telecom Italia SPA                7,705        54,903
Telecom Italia SPA-RNC            2,200        10,937
Telefonica SA*                   12,598        93,878
Telia AB                          3,100         7,790
Tellabs, Inc.*                    2,300         9,361
Telstra Corporation, Ltd.         8,500        21,894
Tiscali SPA*                        900         3,558
Verizon Communications,
  Inc.                            5,000       137,200
Vodafone Group PLC              183,127       234,707
                                          -----------
                                            1,715,642
                                          -----------
TRANSPORTATION & SHIPPING (1.9%)
British Airways PLC*              3,500         5,284
Canadian National Railway
  Co.                               300        11,215
Central Japan Railway Co.             5        31,748
Compagnie Maritime Belge SA         200         8,648
CP Railway, Ltd.                    600        10,815
D/S 1912, Class B                     1         5,615
Deutsche Lufthansa AG
  Registered*                       900         8,272
East Japan Railway Co.               10        46,657
FedEx Corp.                       1,100        55,077
Kinki Nippon Railway
  Company, Ltd.                  10,300        28,005
Nippon Express Company,
  Ltd.                            3,000        13,529
Peninsular and Oriental
  Steam Navigation Co.            4,250        11,345
Six Continents PLC                2,694        25,123

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 30

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002


                               SHARES        VALUE
-----------------------------------------------------
Swissair Group (b)*                  90   $         0
TNT Post Group NV                 1,259        21,103
Union Pacific Corp.               2,600       150,462
United Parcel Service, Inc.
  Class B                         3,200       200,095
                                          -----------
                                              632,993
                                          -----------
TRAVEL & ENTERTAINMENT (1.0%)
Accor SA                            600        17,523
All Nippon Airways Company,
  Ltd.*                           2,000         4,748
Amadeus Global Travel
  Distribution SA, Class A          900         3,771
Carnival Corp.                    4,800       120,481
Cathay Pacific Airways,
  Ltd.                            5,000         6,763
Club Mediterranee SA                200         4,347
Fairmont Hotels &
  Resorts, Inc.                     300         7,047
Four Seasons Hotels, Inc.           200         6,449
Harrah's Entertainment,
  Inc.*                           1,200        57,852
Hilton Group PLC                  6,400        16,103
Hilton Hotels Corp.               1,000        11,380
Japan Airlines Company,
  Ltd.                            2,000         4,846
Namco, Ltd.                         500         8,954
Oriental Land Company,
  Ltd.                              200        12,781
P & O Princess Cruises PLC        2,350        16,482
Ryanair Holdings PLC*             1,000         5,584
Sabre Holdings Corp.*               400         7,740
Tokyu Corp.                       4,000        14,753
                                          -----------
                                              327,604
                                          -----------
UTILITIES (2.9%)
Ameren Corp.                      1,400        58,310
Centrica PLC                     12,000        31,279
Chubu Electric Power
  Company, Inc.                   1,000        16,839
Cinergy Corp.                     2,300        72,289
CLP Holdings, Ltd.                7,300        30,325
Edison International*             9,500        95,001
EDP -- Electricidade de
  Portugal SA                     4,900         7,312
Electrabel SA                        89        21,022
Endesa SA                         3,000        27,129
Enel SPA                          5,000        24,164
Exelon Corp.                        500        23,750
FPL Group, Inc.                     900        48,420
Gas Natural SDG SA                  800        13,559
Hong Kong Electric Holdings       3,000        12,693


                               SHARES        VALUE
-----------------------------------------------------
Iberdrola SA                      2,706   $    35,034
International Power PLC*          4,000         5,284
Kansai Electric Power
  Company, Inc.                   1,800        25,283
KeySpan Corp.                       400        13,400
Kyushu Electric Power
  Company, Inc.                   1,000        13,553
National Grid Group PLC           5,800        41,182
PG&E Corp.*                       2,500        28,150
Repsol SA                         3,050        36,142
RWE AG                            1,150        34,096
Scottish and Southern
  Energy PLC                      1,100        11,850
Scottish Power PLC                6,100        33,071
Sempra Energy                     2,100        41,265
Suez SA                           2,260        35,558
Tokyo Electric Power
  Company, Inc.                   3,100        56,021
Union Electrica Fenosa SA         1,000        12,848
United Utilities PLC              3,000        27,717
                                          -----------
                                              932,546
-----------------------------------------------------
TOTAL COMMON STOCK                         32,157,228
-----------------------------------------------------
PREFERRED STOCK (0.1%)

MANUFACTURING (0.0%)
Hugo Boss AG                        500         4,299
                                          -----------

MULTIMEDIA (0.1%)
News Corporation, Ltd.
  Ordinary Shares                 4,900        20,050
-----------------------------------------------------
TOTAL PREFERRED STOCK                          24,349
-----------------------------------------------------
RIGHTS (0.0%)

INSURANCE
Legal & General Group PLC         4,420         1,912
-----------------------------------------------------
WARRANT (0.0%)

METALS & MINING
Inco, Ltd.                          945         3,485
-----------------------------------------------------
INVESTMENT COMPANY (0.0%)

Eureka Prime Money Market
  Fund -- Trust Class               678           678
-----------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002

                                             VALUE
-----------------------------------------------------
TOTAL INVESTMENTS (COST
$42,846,402)(a) -- 99.6%                  $32,187,652
-----------------------------------------------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.4%                         136,428
-----------------------------------------------------
NET ASSETS -- 100.0%                      $32,324,080
-----------------------------------------------------

---------------

(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation/depreciation of securities as follows:


Unrealized appreciation           $    859,025
Unrealized depreciation            (11,517,775)
                                  ------------
Net unrealized depreciation       $(10,658,750)
                                  ============

(b) Defaulted Security.

 * Represents non-income producing securities.

CVA Share Certificates.

                                    PERCENTAGE OF
                                       MARKET
        COUNTRY OF RISK                 VALUE
--------------------------------    -------------
United States of America                56.15%
United Kingdom                          11.24%
Japan                                    9.96%
France                                   3.69%
Switzerland                              3.43%
Germany                                  2.37%
Netherlands                              2.21%
Canada                                   2.20%
Australia                                1.97%
Italy                                    1.47%
Spain                                    1.27%
Hong Kong                                0.75%
Sweden                                   0.71%
Finland                                  0.70%
Belgium                                  0.42%
Ireland                                  0.34%
Singapore                                0.33%
Denmark                                  0.27%
Norway                                   0.17%
Portugal                                 0.15%
Greece                                   0.14%
Austria                                  0.04%
New Zealand                              0.02%
                                        -----
                                        100.0%
                                        =====

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 32

EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2002


                             SHARES         VALUE
-----------------------------------------------------
COMMON STOCK (99.6%)
ADVERTISING & MARKETING (0.0%)
Interpublic Group of
  Companies, Inc.                2,100   $     33,285
                                         ------------

AEROSPACE & DEFENSE (2.1%)
Boeing Co.                      21,700        740,621
General Dynamics Corp.           4,300        349,719
Goodrich Corp.                   1,600         30,208
Lockheed Martin Corp.           11,500        743,705
Northrop Grumman Corp.           5,000        620,200
Raytheon Co.                     1,600         46,880
United Technologies
  Corp.                          5,800        327,642
                                         ------------
                                            2,858,975
                                         ------------
AUTOMOTIVE (0.5%)
Dana Corp.                       5,300         69,324
Delphi Corp.                    12,600        107,730
Ford Motor Co.                   3,600         35,280
General Motors Corp.             2,800        108,920
TRW, Inc.                        5,700        333,735
                                         ------------
                                              654,989
                                         ------------
BEVERAGES & TOBACCO (4.6%)
Adolph Coors Co., Class
  B                              5,000        281,500
Anheuser-Busch
  Companies, Inc.               16,400        829,840
Brown-Forman Corp. Class
  B                              3,300        220,935
Coca-Cola Co.                   46,695      2,239,493
Coca-Cola Enterprises,
  Inc.                           8,900        189,036
PepsiCo, Inc.                   35,500      1,311,725
Philip Morris Companies,
  Inc.                          29,518      1,145,298
                                         ------------
                                            6,217,827
                                         ------------
CHEMICALS (1.4%)
Air Products and
  Chemicals, Inc.                5,400        226,854
E. I. du Pont de Nemours
  and Co.                       20,100        725,007
Engelhard Corp.                  4,200        100,086
Great Lakes Chemical
  Corp.                          3,600         86,472
Hercules, Inc.*                  9,300         85,653
International Flavors &
  Fragrances, Inc.               7,800        248,430


                             SHARES         VALUE
-----------------------------------------------------
PPG Industries, Inc.             2,700   $    120,690
Sigma-Aldrich Corp.              5,100        251,277
                                         ------------
                                            1,844,469
                                         ------------
COMPUTERS (9.6%)
Apple Computer, Inc.*            2,900         42,050
Applied Materials, Inc.*        26,592        307,138
Autodesk, Inc.                   9,700        122,899
BMC Software, Inc.*              3,000         39,210
Cisco Systems, Inc.*           117,424      1,230,604
Computer Associates
  International, Inc.            5,400         51,840
Compuware Corp.*                15,500         47,275
Dell Computer Corp.*            42,200        992,544
Electronic Arts, Inc.*             700         46,172
EMC Corp.*                      28,230        129,011
Gateway, Inc.*                  11,600         34,452
Hewlett-Packard Co.             61,800        721,206
IBM Corp.                       31,116      1,816,862
Intel Corp.                    127,374      1,769,224
Lexmark International,
  Inc.*                          1,100         51,700
Microsoft Corp.*                96,844      4,235,956
Oracle Corp.*                   92,960        730,666
Parametric Technology
  Corp.*                        12,900         23,220
PeopleSoft, Inc.*                4,000         49,480
Seagate Technology, Inc.
  Escrow Shares*                13,223              0
Sun Microsystems, Inc.*         64,100        166,019
Texas Instruments, Inc.         23,984        354,244
                                         ------------
                                           12,961,772
                                         ------------
CONSTRUCTION (0.2%)
KB HOME                            600         29,304
Pulte Homes, Inc.                2,900        123,627
Vulcan Materials Co.             4,100        148,256
                                         ------------
                                              301,187
                                         ------------
CONSUMER GOODS & SERVICES (4.4%)
Alberto-Culver Co.,
  Class B                        1,500         73,545
American Greetings Corp.
  Class A                        4,800         77,280
Black & Decker Corp.             6,400        268,352
Cendant Corp.*                  13,800        148,488
Clorox Co.                       2,200         88,396
Colgate-Palmolive Co.            5,600        302,120
Eastman Kodak Co.                4,500        122,580
Fortune Brands, Inc.             5,100        241,179
Gillette Co.                    31,500        932,400

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002


                             SHARES         VALUE
-----------------------------------------------------
Kimberly-Clark Corp.            13,500   $    764,640
Mattel, Inc.                    15,600        280,956
Newell Rubbermaid, Inc.          3,200         98,784
Proctor & Gamble Co.            24,500      2,189,810
Snap-on, Inc.                    1,800         41,364
Stanley Works                    6,300        205,821
Whirlpool Corp.                  1,600         73,376
                                         ------------
                                            5,909,091
                                         ------------
CONTAINERS (0.3%)
Ball Corp.                       3,200        161,248
Bemis Company, Inc.              5,400        266,760
                                         ------------
                                              428,008
                                         ------------
DIVERSIFIED (4.0%)
3M Co.                           8,400        923,748
General Electric Co.           169,613      4,180,961
Tyco International,
  Ltd.                          23,021        324,596
                                         ------------
                                            5,429,305
                                         ------------
EDUCATIONAL SERVICES (0.1%)
Apollo Group, Inc. Class
  A*                             2,600        113,173
                                         ------------

ELECTRICAL & ELECTRONIC (1.1%)
Advanced Micro Devices,
  Inc.*                         12,700         67,818
Altera Corp.*                    6,500         56,355
Analog Devices, Inc.*            2,970         58,509
Emerson Electric Co.             7,300        320,762
KLA-Tencor Corp.*                5,000        139,700
Maxim Integrated
  Products, Inc.*                5,800        143,608
Micron Technology, Inc.*        12,300        152,151
National Semiconductor
  Corp.*                         9,100        108,654
Novellus Systems, Inc.*          1,700         35,377
Progress Energy, Inc.
  CVO*                           9,000              0
Solectron Corp.*                 8,300         17,513
Tektronix, Inc.*                 4,700         77,221
Thermo Electron Corp.*          13,100        211,303
Thomas & Betts Corp.*           10,200        143,718
                                         ------------
                                            1,532,689
                                         ------------
FINANCE & BANKING (15.6%)
Ambac Financial Group,
  Inc.                           2,200        118,558
American Express Co.            22,500        701,550
AmSouth Bancorp.                 7,700        159,698


                             SHARES         VALUE
-----------------------------------------------------
Bank of America Corp.           25,100   $  1,601,380
Bank of New York
  Company, Inc.                  6,200        178,188
Bank One Corp.                  28,300      1,058,420
BB&T Corp.                       9,700        339,888
Bear Stearns Companies,
  Inc.                           5,100        287,640
Charles Schwab Corp.             9,900         86,130
Charter One Financial,
  Inc.                           3,465        102,980
Citigroup, Inc.                 81,999      2,431,269
Comerica, Inc.                   2,800        135,016
Countrywide Credit
  Industries, Inc.               4,300        202,745
Fannie Mae                      20,787      1,237,658
Fifth Third Bancorp.            10,724        656,631
First Tennessee National
  Corp.                          5,900        204,553
FleetBoston Financial
  Corp.                          2,200         44,726
Franklin Resources,
  Inc.                          11,600        360,760
Freddie Mac                     15,260        853,034
Golden West Financial
  Corp.                          4,400        273,592
Goldman Sachs Group,
  Inc.                           3,000        198,090
H&R Block, Inc.                  5,700        239,457
Household International, Inc.   11,800        334,058
Huntington Bancshares,
  Inc.                          17,400        316,506
J.P. Morgan Chase & Co.         19,200        364,608
Lehman Brothers
  Holdings, Inc.                 1,200         58,860
Marshall & Ilsley Corp.         13,800        384,882
MBNA Corp.                      12,200        224,236
Mellon Financial Corp.          20,200        523,786
Merrill Lynch & Co.             13,300        438,235
Morgan Stanley Dean
  Witter & Co.                  12,575        426,041
National City Corp.              2,300         65,619
North Fork
  Bancorporation, Inc.           8,700        329,208
Northern Trust Corp.             2,200         82,984
Prudential Financial,
  Inc.*                         10,000        285,600
Regions Financial Corp.         24,000        784,080
SLM Corp.                        3,400        316,676
State Street Corp.               9,400        363,216
Stilwell Financial,
  Inc.                           4,800         57,936
SunTrust Banks, Inc.            14,200        873,016
Synovus Financial Corp.          1,900         39,178

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 34

EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002


                             SHARES         VALUE
-----------------------------------------------------
T. Rowe Price Group,
  Inc.                           9,900   $    247,104
U.S. Bancorp                    13,500        250,830
Union Planters Corp.             9,800        269,108
Wachovia Corp.                  30,300        990,507
Washington Mutual, Inc.         14,200        446,874
Wells Fargo & Co.               23,900      1,151,024
Zions Bancorp.                   1,700         74,001
                                         ------------
                                           21,170,136
                                         ------------
FOOD (3.1%)
Albertson's, Inc.                3,100         74,896
Archer-Daniels-Midland
  Co.                           11,200        140,112
Campbell Soup Co.               22,100        487,968
ConAgra Foods, Inc.              1,500         37,275
General Mills, Inc.              1,800         79,956
H.J. Heinz Co.                   5,400        180,198
Hershey Foods Corp.              7,700        477,785
Kellogg Co.                     15,618        519,299
Kroger Co.*                     15,000        211,500
McDonald's Corp.                25,900        457,394
Safeway, Inc.*                   8,500        189,550
Sara Lee Corp.                  20,100        367,629
Wendy's International,
  Inc.                          10,400        344,344
Wm. Wrigley Jr. Co.              6,200        306,838
YUM! Brands, Inc.*               9,500        263,245
                                         ------------
                                            4,137,989
                                         ------------
HEALTH CARE (6.6%)
Amgen, Inc.*                    18,200        758,940
Baxter International,
  Inc.                          11,100        339,105
Becton, Dickinson and
  Co.                            8,500        241,400
Boston Scientic Corp.*          16,900        533,364
C.R. Bard, Inc.                  1,900        103,797
Genzyme General
  Division*                      1,900         39,159
Guidant Corp.*                   4,300        138,933
HCA, Inc.                       18,700        890,307
Health Management
  Associates, Inc.*              2,200         44,484
Humana, Inc.*                    2,400         29,760
Johnson & Johnson               54,284      2,935,679
Manor Care, Inc.*                3,000         67,440
McKesson Corp.                   8,200        232,306
Medtronic, Inc.                 20,500        863,460
St. Jude Medical, Inc.*          7,700        274,890
Stryker Corp.                      600         34,560
Tenet Healthcare Corp.*          8,300        410,850
UnitedHealth Group,
  Inc.                           5,300        462,266


                             SHARES         VALUE
-----------------------------------------------------
WellPoint Health
  Networks, Inc.*                3,100   $    227,230
Zimmer Holdings, Inc.*           6,700        256,878
                                         ------------
                                            8,884,808
                                         ------------
INSURANCE (4.9%)
AFLAC, Inc.*                     4,200        128,898
Allstate Corp.                  13,346        474,450
American International
  Group, Inc.                   47,226      2,583,263
Anthem, Inc.*                    2,400        156,000
Aon Corp.                        1,500         30,735
Chubb Corp.                      6,000        328,980
Cigna Corp.                      6,000        424,500
Cincinnati Financial
  Corp.                            900         32,022
Jefferson-Pilot Corp.            2,600        104,260
Loews Corp.                     11,800        506,102
Marsh & McLennan
  Companies, Inc.                5,500        229,020
MBIA, Inc.                       6,600        263,670
MGIC Investment Corp.            5,900        240,897
Principal Financial
  Group, Inc.*                   2,700         70,686
Progressive Corp.                6,000        303,780
SAFECO Corp.                    10,800        343,224
St. Paul Companies,
  Inc.                           5,600        160,832
Torchmark Corp.                  6,200        212,412
                                         ------------
                                            6,593,731
                                         ------------
MANUFACTURING (2.5%)
American Standard
  Companies, Inc.*               4,500        286,290
Avery Dennison Corp.             3,200        182,336
Boise Cascade Corp.              8,400        191,520
Caterpillar, Inc.                7,200        267,984
Crane Co.                        2,700         53,352
Danaher Corp.                    2,000        113,700
Deere & Co.                      1,400         63,630
Dover Corp.                      6,700        170,046
Eaton Corp.                      2,300        146,602
Georgia-Pacific Group            4,700         61,523
Honeywell International,
  Inc.                          11,400        246,924
Illinois Tool Works,
  Inc.                           2,000        116,660
ITT Industries, Inc.             1,100         68,563
Johnson Controls, Inc.           4,300        330,326
Leggett & Platt, Inc.            5,400        106,866
Linear Technology Corp.          7,100        147,112
Masco Corp.                      2,300         44,965

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002


                             SHARES         VALUE
-----------------------------------------------------
Millipore Corp.                  4,400   $    139,876
Nucor Corp.                      1,400         53,060
Pall Corp.                      11,200        176,848
Rockwell Automation,
  Inc.                           6,300        102,501
Sealed Air Corp.*                4,700         79,383
W.W. Grainger, Inc.              7,100        302,105
                                         ------------
                                            3,452,172
                                         ------------
METALS & MINING (0.5%)
Freeport-McMoRan Copper
  & Gold, Inc., Class B*        13,000        174,980
Newmont Mining
  Corporation Holding
  Co.                           15,700        431,907
Phelps Dodge Corp.               4,400        112,772
                                         ------------
                                              719,659
                                         ------------
MULTIMEDIA (2.4%)
AOL Time Warner, Inc.*          44,100        515,970
Comcast Corp., Special
  Class A*                       6,000        125,160
Gannett Company, Inc.            5,500        396,990
McGraw-Hill Companies,
  Inc.                           2,200        134,684
Meredith Corp.                   8,800        378,840
Univision
  Communications, Inc.,
  Class A*                       3,000         68,400
Viacom, Inc., Class B*          20,877        846,562
Walt Disney Co.                 56,100        849,354
                                         ------------
                                            3,315,960
                                         ------------
OIL & GAS (7.0%)
Amerada Hess Corp.               7,600        515,888
Anadarko Petroleum
  Corp.                          1,900         84,626
Apache Corp.                     5,100        303,195
Ashland, Inc.                    7,900        211,641
Baker Hughes, Inc.              24,400        708,332
BJ Services Co.*                 2,700         70,200
Burlington Resources,
  Inc.                          11,600        444,976
ChevronTexaco Corp.             17,715      1,226,764
ConocoPhillips                  15,460        714,870
El Paso Corp.                    4,700         38,869
EOG Resources, Inc.              4,800        172,608
Exxon Mobil Corp.              105,220      3,356,518
Kerr-McGee Corp.                 6,800        295,392
KeySpan Corp.                    5,000        167,500
Kinder Morgan, Inc.                900         31,905
Praxair, Inc.                    5,000        255,550
Rowan Companies, Inc.            2,600         48,464
Schlumberger, Ltd.               9,000        346,140


                             SHARES         VALUE
-----------------------------------------------------
Unocal Corp.                    13,400   $    420,626
                                         ------------
                                            9,414,064
                                         ------------
PAPER PRODUCTS (0.4%)
Temple-Inland, Inc.             11,700        451,971
Weyerhaeuser Co.                 1,100         48,147
                                         ------------
                                              500,118
                                         ------------
PHARMACEUTICALS (8.5%)
Abbott Laboratories             28,700      1,159,480
Allergan, Inc.                   2,400        130,560
Biogen, Inc.*                    2,400         70,248
Bristol-Myers Squibb
  Co.                           30,800        733,040
Cardinal Health, Inc.            6,750        419,850
Chiron Corp.*                    1,800         62,892
Eli Lilly & Co.                 22,072      1,221,464
Forest Laboratories,
  Inc.*                          1,200         98,412
IMS Health, Inc.                14,000        209,580
Merck & Company, Inc.           39,400      1,800,974
Pfizer, Inc.                   106,554      3,092,197
Pharmacia Corp.                 31,200      1,213,056
Schering-Plough Corp.           26,594        566,984
Watson Pharmaceuticals,
  Inc.*                          4,500        110,295
Wyeth                           21,300        677,340
                                         ------------
                                           11,566,372
                                         ------------
PRINTING & PUBLISHING (0.5%)
Dow Jones & Company,
  Inc.                           7,800        299,598
Knight-Ridder, Inc.              3,500        197,435
New York Times Co. Class
  A                              1,500         68,175
R.R. Donnelley & Sons
  Co.                            3,600         84,636
                                         ------------
                                              649,844
                                         ------------
REAL ESTATE (0.2%)
Simon Property Group,
  Inc.                           6,300        225,099
                                         ------------

RETAIL (7.4%)
AutoZone, Inc.*                  5,800        457,388
Big Lots, Inc.*                  8,900        140,887
Costco Wholesale Corp.*         11,700        378,729
CVS Corp.                        9,000        228,150
Dillard's, Inc., Class A         3,000         60,540
Dollar General Corp.             4,300         57,706
Federated Department
  Stores, Inc.*                  7,200        211,968
Gap, Inc.                       10,425        113,111

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 36

EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002


                             SHARES         VALUE
-----------------------------------------------------
Home Depot, Inc.                36,350   $    948,735
J.C. Penney, Inc.
  (Holding Co.)                  5,100         81,192
Jones Apparel Group,
  Inc.*                          2,300         70,610
Kohl's Corp.*                    4,200        255,402
Lowe's Companies, Inc.           6,600        273,240
May Department Stores
  Co.                           13,100        298,287
Nike, Inc., Class B              9,100        392,938
Nordstrom, Inc.                  2,900         52,026
RadioShack Corp.                 6,500        130,390
Reebok International,
  Ltd.*                          8,600        215,430
Sears, Roebuck and Co.          12,800        499,200
Sherwin-Williams Co.            11,300        267,584
Staples, Inc.*                   7,600         97,204
Starbucks Corp.*                 1,900         39,197
Target Corp.                    11,200        330,624
Toys "R" Us, Inc.*              12,500        127,250
Wal-Mart Stores, Inc.           74,568      3,671,729
Walgreen Co.                    18,800        578,288
                                         ------------
                                            9,977,805
                                         ------------
SERVICES (2.7%)
Automatic Data
  Processing, Inc.              11,400        396,378
Cintas Corp.                       700         29,344
Computer Sciences Corp.*         2,500         69,475
Ecolab, Inc.                     3,900        162,747
Electronic Data Systems
  Corp.                          7,800        109,044
Equifax, Inc.                    2,600         56,524
First Data Corp.                18,100        505,895
Fluor Corp.                      3,800         92,872
Moody's Corp.                   10,300        499,550
NCR Corp.*                       9,000        178,200
Pitney Bowes, Inc.              19,300        588,457
Quintiles Transnational
  Corp.*                        17,200        163,572
Robert Half
  International, Inc.*           3,500         55,545
SunGard Data Systems,
  Inc.*                          2,600         50,570
Unisys Corp.*                    9,200         64,400
Waste Management, Inc.          25,300        589,996
Xerox Corp.*                    20,600        101,970
                                         ------------
                                            3,714,539
                                         ------------
TELECOMMUNICATIONS (3.8%)
ADC Telecommunications, Inc.*   21,808         25,079


                             SHARES         VALUE
-----------------------------------------------------
ALLTEL Corp.                     2,400   $     96,312
Andrew Corp.*                   13,900         91,045
AT&T Corp.                      66,880        803,229
AT&T Wireless Services,
  Inc.*                        103,869        427,940
BellSouth Corp.                 33,200        609,552
Comverse Technology,
  Inc.*                         13,100         91,569
Lucent Technologies,
  Inc.*                         24,900         18,924
Motorola, Inc.                  42,440        432,039
SBC Communications,
  Inc.                          65,327      1,313,073
Sprint Corp.                     8,300         75,696
Tellabs, Inc.*                  23,700         96,459
Verizon Communications, Inc.    41,202      1,130,583
                                         ------------
                                            5,211,500
                                         ------------
TRANSPORTATION & SHIPPING (2.2%)
Burlington Northern
  Santa Fe Corp.                 7,100        169,832
CSX Corp.                        7,900        208,402
FedEx Corp.                      7,200        360,504
Ryder System, Inc.               9,000        224,370
Union Pacific Corp.             11,500        665,505
United Parcel Service,
  Inc. Class B                  22,200      1,388,166
                                         ------------
                                            3,016,779
                                         ------------
TRAVEL & ENTERTAINMENT (0.9%)
Carnival Corp.                  19,600        491,960
Harrah's Entertainment,
  Inc.*                          4,700        226,587
Hilton Hotels Corp.             14,600        166,148
International Game
  Technology*                    1,400         96,796
Sabre Holdings Corp.*            1,800         34,830
Starwood Hotels &
  Resorts Worldwide,
  Inc.                           9,600        214,080
                                         ------------
                                            1,230,401
                                         ------------
UTILITIES (2.1%)
Ameren Corp.                     7,800        324,870
Cinergy Corp.                   11,100        348,873
Constellation Energy
  Group, Inc.                    3,800         94,202
Duke Energy Corp.                3,800         74,290
Edison International*           39,800        398,000
Entergy Corp.                    4,100        170,560

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2002


                             SHARES         VALUE
-----------------------------------------------------
Exelon Corp.                     4,600   $    218,500
FPL Group, Inc.                  6,100        328,180
NiSource, Inc. -- Sails*         9,098         16,467
Peoples Energy Corp.             2,600         87,594
PG&E Corp.*                     21,500        242,090
Pinnacle West Capital
  Corp.                         10,700        297,032
Sempra Energy                   11,600        227,940
                                         ------------
                                            2,828,598
-----------------------------------------------------
TOTAL COMMON STOCK                        134,894,344
-----------------------------------------------------
INVESTMENT COMPANY (0.2%)

Eureka Prime Money
  Market Fund-Trust
  Class                        256,744        256,744
-----------------------------------------------------
TOTAL INVESTMENTS (COST
  $167,493,276) -- 99.8%                  135,151,088
-----------------------------------------------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.2%                         266,721
-----------------------------------------------------
NET ASSETS -- 100.0%                     $135,417,809
-----------------------------------------------------

---------------

* Represents non-income producing securities.

CVO Contingent Value Obligation.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 38

                      (This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002

                                                              U.S. TREASURY       PRIME
                                                               OBLIGATIONS     MONEY MARKET
                                                                  FUND             FUND
                                                              -------------    ------------
ASSETS:
  Investments, at amortized cost............................  $ 66,495,804     $305,724,416
  Repurchase agreements, at cost............................    41,302,000       35,897,000
                                                              ------------     ------------
  Total Investments.........................................   107,797,804      341,621,416
  Cash......................................................           115              652
  Interest and dividends receivable.........................       766,151        2,772,065
  Receivable for investments sold...........................        66,448          784,701
  Deferred organization costs...............................           609              609
  Prepaid expenses..........................................         1,592            3,308
                                                              ------------     ------------
    Total Assets............................................   108,632,719      345,182,751
                                                              ------------     ------------
LIABILITIES:
  Dividends payable.........................................       108,588          309,410
  Payable for investments purchased.........................       254,633        3,454,690
  Investment advisory fees payable..........................        19,861           83,896
  Administration fees payable...............................         2,310            7,042
  Distribution fees payable.................................        18,232           54,427
  Other.....................................................        62,838          146,586
                                                              ------------     ------------
    Total Liabilities.......................................       466,462        4,056,051
                                                              ------------     ------------
NET ASSETS..................................................  $108,166,257     $341,126,700
                                                              ============     ============
NET ASSETS CONSIST OF:
  Capital...................................................  $108,200,180     $341,463,883
  Undistributed net investment income.......................           367              516
  Accumulated net realized losses on investments............       (34,290)        (337,699)
                                                              ------------     ------------
NET ASSETS..................................................  $108,166,257     $341,126,700
                                                              ============     ============
TRUST SHARES:
  Net Assets................................................  $ 32,065,168     $ 79,251,810
  Shares Outstanding........................................    32,076,700       79,332,110
                                                              ------------     ------------
  Net Asset Value (offering and redemption price per
    share)..................................................  $       1.00     $       1.00
                                                              ============     ============
CLASS A SHARES:
  Net Assets................................................  $ 76,090,827     $261,864,620
  Shares Outstanding........................................    76,113,583      262,122,032
                                                              ------------     ------------
  Net Asset Value (offering and redemption price per
    share)..................................................  $       1.00     $       1.00
                                                              ============     ============
CLASS B SHARES:
  Net Assets................................................  $     10,262     $     10,270
  Shares Outstanding........................................        10,262           10,275
                                                              ------------     ------------
  Net Asset Value (offering and redemption price (a) per
    share)..................................................  $       1.00     $       1.00
                                                              ============     ============

---------------

(a) Redemption price per share varies by length of time the shares are held.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 40

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002

                                                               INVESTMENT
                                                                 GRADE
                                                               BOND FUND      GLOBAL FUND    EQUITY FUND
                                                              ------------    -----------    ------------
ASSETS:
  Investments, at value (cost $125,578,914; $42,846,402; and
    $167,493,276, respectively).............................  $132,914,208    $32,187,652    $135,151,088
  Foreign currency, at value (cost $0; $16,198; and $0,
    respectively)...........................................            --         25,816              --
  Cash......................................................       338,381         59,865         314,726
  Interest and dividends receivable.........................     1,431,967         70,428         178,601
  Reclaims receivable.......................................            --         39,296              --
  Deferred organization costs...............................           609            609             609
  Prepaid expenses..........................................         1,502            994           1,775
                                                              ------------    -----------    ------------
    Total Assets............................................   134,686,667     32,384,660     135,646,799
                                                              ------------    -----------    ------------
LIABILITIES:
  Dividends payable.........................................       518,120             --          72,912
  Investment advisory fees payable..........................        66,183         25,443          89,019
  Administration fees payable...............................         2,848            703           2,941
  Distribution fees payable.................................           203            101             148
  Other.....................................................        57,630         34,333          63,970
                                                              ------------    -----------    ------------
    Total Liabilities.......................................       644,984         60,580         228,990
                                                              ------------    -----------    ------------
NET ASSETS..................................................  $134,041,683    $32,324,080    $135,417,809
                                                              ============    ===========    ============
NET ASSETS CONSIST OF:
  Capital...................................................  $127,001,293    $50,066,909    $185,981,914
  Undistributed (distributions in excess of) net investment
    income..................................................           556        (49,034)         (9,834)
  Distributions in excess of net realized gains on
    investments and foreign currency transactions...........      (295,460)    (7,039,283)    (18,212,083)
  Net unrealized appreciation (depreciation) of investments
    and foreign currency transactions.......................     7,335,294    (10,654,512)    (32,342,188)
                                                              ------------    -----------    ------------
NET ASSETS..................................................  $134,041,683    $32,324,080    $135,417,809
                                                              ============    ===========    ============
TRUST SHARES:
  Net Assets................................................  $133,104,077    $31,875,886    $134,785,857
  Shares Outstanding........................................    12,812,555      4,270,073      28,333,501
                                                              ------------    -----------    ------------
  Net Asset Value (offering and redemption price per
    share)..................................................  $      10.39    $      7.46    $       4.76
                                                              ============    ===========    ============
CLASS A SHARES:
  Net Assets................................................  $    924,172    $   443,799    $    617,455
  Shares Outstanding........................................        88,782         59,517         130,867
                                                              ------------    -----------    ------------
  Net Asset Value (redemption price per share)..............  $      10.41    $      7.46    $       4.72
                                                              ============    ===========    ============
  Maximum Sales Charge......................................          3.50%          5.00%           5.00%
                                                              ============    ===========    ============
  Maximum Offering Price per Share (100%/(100% - Maximum
    Sales Charge) of Net Asset Value adjusted to the nearest
    cent)...................................................  $      10.79    $      7.85    $       4.97
                                                              ============    ===========    ============
CLASS B SHARES:
  Net Assets................................................  $     13,434    $     4,395    $     14,497
  Shares Outstanding........................................         1,290            594           3,104
                                                              ------------    -----------    ------------
  Net Asset Value (offering and redemption price (a) per
    share)..................................................  $      10.41    $      7.40    $       4.67
                                                              ============    ===========    ============

---------------

(a) Redemption price per share varies by length of time the shares are held.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2002

                                                              U.S. TREASURY       PRIME
                                                               OBLIGATIONS     MONEY MARKET
                                                                  FUND             FUND
                                                              -------------    ------------
INVESTMENT INCOME:
  Interest..................................................   $3,098,349       $9,163,144
  Dividends.................................................      159,076          255,382
                                                               ----------       ----------
    Total Investment Income.................................    3,257,425        9,418,526
                                                               ----------       ----------
EXPENSES:
  Investment advisory fees..................................      317,432        1,257,970
  Administration fees.......................................      306,144          808,966
  Distribution fees -- Class A..............................      316,194          837,046
  Distribution fees -- Class B..............................          102              102
  Shareholder service fees -- Class A.......................      316,194          837,046
  Fund accounting fees......................................       40,908          110,744
  Transfer agent fees.......................................       71,575          111,856
  Other.....................................................      161,117          369,383
                                                               ----------       ----------
    Total expenses before waivers...........................    1,529,666        4,333,113
    Less expenses waived by the Administrator and its
     affiliates.............................................     (423,194)      (1,062,046)
                                                               ----------       ----------
    Net Expenses............................................    1,106,472        3,271,067
                                                               ----------       ----------
NET INVESTMENT INCOME.......................................    2,150,953        6,147,459
                                                               ----------       ----------
REALIZED GAINS (LOSSES) ON INVESTMENT TRANSACTIONS:
  Net realized gains (losses) on investment transactions....        3,577         (261,391)
                                                               ----------       ----------
NET REALIZED GAINS (LOSSES) ON INVESTMENTS..................        3,577         (261,391)
                                                               ----------       ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............   $2,154,530       $5,886,068
                                                               ==========       ==========

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 42

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2002

                                                              INVESTMENT
                                                                GRADE
                                                              BOND FUND     GLOBAL FUND    EQUITY FUND
                                                              ----------    -----------    ------------
INVESTMENT INCOME:
  Interest..................................................  $8,051,422    $   53,455     $         10
  Dividends (net of foreign withholding tax of $0; $56,501;
    and $0, respectively)...................................      40,768       812,657        2,319,111
                                                              ----------    -----------    ------------
    Total Investment Income.................................   8,092,190       866,112        2,319,121
                                                              ----------    -----------    ------------
EXPENSES:
  Investment advisory fees..................................     829,190       467,338        1,203,902
  Administration fees.......................................     266,681       100,164          309,705
  Distribution fees -- Class A..............................       2,518         1,753            1,944
  Distribution fees -- Class B..............................         128            45              186
  Shareholder service fees -- Class A.......................       2,518         1,753            1,944
  Fund accounting fees......................................      52,285       115,888           52,383
  Custodian fees............................................      21,493        89,648           28,917
  Transfer agent fees.......................................      72,909        67,233           81,226
  Other.....................................................     124,374        82,278          141,318
                                                              ----------    -----------    ------------
    Total expenses before waivers...........................   1,372,096       926,100        1,821,525
    Less expenses waived by the Administrator...............      (2,518)       (1,753)          (1,944)
                                                              ----------    -----------    ------------
    Net Expenses............................................   1,369,578       924,347        1,819,581
                                                              ----------    -----------    ------------
NET INVESTMENT INCOME (LOSS)................................   6,722,612       (58,235)         499,540
                                                              ----------    -----------    ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gains (losses) on investments and foreign
    currency transactions...................................     124,551    (6,198,095)     (15,643,697)
  Change in unrealized appreciation/depreciation of
    investments and foreign currency transactions...........   2,847,242    (1,852,752)     (18,321,463)
                                                              ----------    -----------    ------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.........................   2,971,793    (8,050,847)     (33,965,160)
                                                              ----------    -----------    ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  $9,694,405    $(8,109,082)   $(33,465,620)
                                                              ==========    ===========    ============

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                          U.S. TREASURY OBLIGATIONS FUND      PRIME MONEY MARKET FUND
                                          ------------------------------    ----------------------------
                                             YEAR ENDED SEPTEMBER 30,         YEAR ENDED SEPTEMBER 30,
                                          ------------------------------    ----------------------------
                                              2002             2001             2002            2001
                                          -------------    -------------    ------------    ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)..........  $  2,150,953     $  7,560,354     $  6,147,459    $ 16,112,284
  Net realized gains (losses) on
    investments and foreign currency
    transactions........................         3,577          (24,809)        (261,391)        (12,616)
  Change in unrealized
    appreciation/depreciation of
    investments and foreign currency
    transactions........................            --               --               --              --
                                          ------------     ------------     ------------    ------------
  Change in net assets from
    operations..........................     2,154,530        7,535,545        5,886,068      16,099,668

DIVIDENDS TO TRUST SHAREHOLDERS:
  From net investment income............      (497,316)      (1,396,533)      (1,404,927)     (3,524,874)
  From net realized gains on
    investments.........................            --               --               --              --

DIVIDENDS TO CLASS A SHAREHOLDERS:
  From net investment income............    (1,654,587)      (6,163,620)      (4,746,430)    (12,587,207)
  From net realized gains on
    investments.........................            --               --               --              --

DIVIDENDS TO CLASS B SHAREHOLDERS:
  From net investment income............           (55)            (201)             (66)           (203)
  From net realized gains on
    investments.........................            --               --               --              --
                                          ------------     ------------     ------------    ------------
  Total dividends to shareholders.......    (2,151,958)      (7,560,354)      (6,151,423)    (16,112,284)

CAPITAL TRANSACTIONS:
  Change in net assets from capital
    transactions........................   (50,767,322)      18,119,836      (63,729,926)     50,572,335
                                          ------------     ------------     ------------    ------------
  Change in net assets..................   (50,764,750)      18,095,027      (63,995,281)     50,559,719

NET ASSETS:
  Beginning of period...................   158,931,007      140,835,980      405,121,981     354,562,262
                                          ------------     ------------     ------------    ------------
  End of period.........................  $108,166,257     $158,931,007     $341,126,700    $405,121,981
                                          ============     ============     ============    ============

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 44

                                         INVESTMENT GRADE BOND FUND           GLOBAL FUND
                                         ---------------------------   -------------------------
                                          YEAR ENDED SEPTEMBER 30,     YEAR ENDED SEPTEMBER 30,
                                         ---------------------------   -------------------------
                                             2002           2001          2002          2001
                                         ------------   ------------   -----------   -----------

CHANGE IN NET ASSETS:
OPERATIONS:
 Net investment income (loss)........... $  6,722,612   $  7,515,122   $   (58,235)  $ 1,136,019
 Net realized gains (losses) on
  investments and
  foreign currency transactions.........      124,551      1,995,674    (6,198,095)     (924,836)
 Net change in unrealized
  appreciation/depreciation of
   investments and
  foreign currency transactions.........    2,847,242      7,148,784    (1,852,752)  (18,575,950)
                                         ------------   ------------   -----------   -----------
 Change in net assets from operations...    9,694,405     16,659,580    (8,109,082)  (18,364,767)

DIVIDENDS TO TRUST SHAREHOLDERS:
 From net investment income.............   (6,819,659)    (7,438,412)     (826,163)   (1,247,725)
 From net realized gains on investment..           --             --      (112,945)   (3,376,734)

DIVIDENDS TO CLASS A SHAREHOLDERS:
 From net investment income.............      (47,486)       (76,384)       (8,563)      (20,723)
 From net realized gains on
  investments...........................           --             --        (1,687)      (75,701)

DIVIDENDS TO CLASS B SHAREHOLDERS
 From net investment income.............         (505)          (335)          (76)           --
 From net realized gains on
  investments...........................           --             --           (12)           --
                                         ------------   ------------   -----------   -----------
 Total dividends to shareholders........   (6,867,650)    (7,515,131)     (949,446)   (4,720,883)

CAPITAL TRANSACTIONS:
 Change in net assets from capital
  transactions..........................    2,717,998    (10,070,059)  (35,474,804)   18,072,926
                                         ------------   ------------   -----------   -----------
 Change in net assets...................    5,544,753       (925,610)  (44,533,332)   (5,012,724)

NET ASSETS:
 Beginning of period....................  128,496,930    129,422,540    76,857,412    81,870,136
                                         ------------   ------------   -----------   -----------
 End of period.......................... $134,041,683   $128,496,930   $32,324,080   $76,857,412
                                         ============   ============   ===========   ===========

                                                  EQUITY FUND
                                          ---------------------------
                                           YEAR ENDED SEPTEMBER 30,
                                          ---------------------------
                                              2002           2001
                                          ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
 Net investment income (loss)...........  $    499,540   $    336,875
 Net realized gains (losses) on
  investments and
  foreign currency transactions.........   (15,643,697)     3,779,674
 Net change in unrealized
  appreciation/depreciation of
   investments and
  foreign currency transactions.........   (18,321,463)   (58,610,317)
                                          ------------   ------------
 Change in net assets from operations...   (33,465,620)   (54,493,768)
DIVIDENDS TO TRUST SHAREHOLDERS:
 From net investment income.............      (512,694)      (356,350)
 From net realized gains on investment..    (3,195,718)   (46,099,214)
DIVIDENDS TO CLASS A SHAREHOLDERS:
 From net investment income.............        (1,520)        (1,275)
 From net realized gains on
  investments...........................       (15,780)      (445,459)
DIVIDENDS TO CLASS B SHAREHOLDERS
 From net investment income.............            --             (2)
 From net realized gains on
  investments...........................          (369)            --
                                          ------------   ------------
 Total dividends to shareholders........    (3,726,081)   (46,902,300)
CAPITAL TRANSACTIONS:
 Change in net assets from capital
  transactions..........................    21,896,226     41,793,659
                                          ------------   ------------
 Change in net assets...................   (15,295,475)   (59,602,409)
NET ASSETS:
 Beginning of period....................   150,713,284    210,315,693
                                          ------------   ------------
 End of period..........................  $135,417,809   $150,713,284
                                          ============   ============

                                                  U.S. TREASURY                        PRIME
                                                OBLIGATIONS FUND                 MONEY MARKET FUND
                                          -----------------------------   -------------------------------
                                            YEAR ENDED SEPTEMBER 30,         YEAR ENDED SEPTEMBER 30,
                                          -----------------------------   -------------------------------
                                              2002            2001            2002             2001
                                          -------------   -------------   -------------   ---------------
CAPITAL TRANSACTIONS:
TRUST SHARES:
  Proceeds from shares issued...........  $  78,603,250   $ 130,738,196   $ 708,473,543   $   313,985,842
  Dividends reinvested..................          5,860          16,609         441,407         1,175,442
  Cost of shares redeemed...............    (71,186,671)   (124,056,461)   (731,733,613)     (287,389,814)
                                          -------------   -------------   -------------   ---------------
Change in net assets from Trust capital
  transactions..........................  $   7,422,439   $   6,698,344   $ (22,818,663)  $    27,771,470
                                          =============   =============   =============   ===============

CLASS A SHARES:
  Proceeds from shares issued...........  $ 466,714,722   $ 501,570,399   $ 867,678,599   $ 1,218,676,918
  Dividends reinvested..................          5,080          30,737         237,053         1,010,173
  Cost of shares redeemed...............   (524,909,630)   (490,189,839)   (908,826,995)   (1,196,896,421)
                                          -------------   -------------   -------------   ---------------
Change in net assets from Class A
  capital transactions..................  $ (58,189,828)  $  11,411,297   $ (40,911,343)  $    22,790,670
                                          =============   =============   =============   ===============

CLASS B SHARES:
  Proceeds from shares issued...........  $          --   $      10,010   $          --   $        10,010
  Dividends reinvested..................             67             185              80               185
                                          -------------   -------------   -------------   ---------------
  Change in net assets from Class B
    capital transactions................  $          67   $      10,195   $          80   $        10,195
                                          =============   =============   =============   ===============
Change in net assets from capital
  transactions..........................  $ (50,767,322)  $  18,119,836   $ (63,729,926)  $    50,572,335
                                          =============   =============   =============   ===============

SHARE TRANSACTIONS:
TRUST SHARES:
  Issued................................     78,603,250     130,738,195     708,473,543       313,985,842
  Reinvested............................          5,860          16,609         441,407         1,175,442
  Redeemed..............................    (71,186,671)   (124,056,461)   (731,733,613)     (287,389,814)
                                          -------------   -------------   -------------   ---------------
Change in Trust Shares..................      7,422,439       6,698,343     (22,818,663)       27,771,470
                                          =============   =============   =============   ===============

CLASS A SHARES:
  Issued................................    466,714,722     501,570,399     867,678,599     1,218,676,918
  Reinvested............................          5,080          30,735         237,063         1,010,173
  Redeemed..............................   (524,909,630)   (490,189,839)   (908,826,995)   (1,196,896,421)
                                          -------------   -------------   -------------   ---------------
Change in Class A Shares................    (58,189,828)     11,411,295     (40,911,333)       22,790,670
                                          =============   =============   =============   ===============

CLASS B SHARES:
  Issued................................             --          10,010              --            10,010
  Reinvested............................             67             185              80               185
                                          -------------   -------------   -------------   ---------------
  Change in Class B Shares..............             67          10,195              80            10,195
                                          =============   =============   =============   ===============
Change in share transactions............    (50,767,322)     18,119,833     (63,729,916)       50,572,335
                                          =============   =============   =============   ===============

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 46

                                    INVESTMENT GRADE
                                        BOND FUND                    GLOBAL FUND
                               ---------------------------   ---------------------------
                                YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,
                               ---------------------------   ---------------------------
                                   2002           2001           2002           2001
                               ------------   ------------   ------------   ------------

CAPITAL TRANSACTIONS:
TRUST SHARES:
  PROCEEDS FROM SHARES
   ISSUED..................... $ 42,608,919   $ 60,890,510   $  3,587,314   $ 36,928,959
  Dividends reinvested........    3,718,611      4,081,616        631,103      4,172,435
  Cost of shares redeemed.....  (43,376,299)   (74,276,093)   (39,300,183)   (22,294,317)
                               ------------   ------------   ------------   ------------
Change in net assets from
 Trust
capital transactions.......... $  2,951,231   $ (9,303,967)  $(35,081,766)  $ 18,807,077
                               ============   ============   ============   ============

CLASS A SHARES:
  PROCEEDS FROM SHARES
   ISSUED..................... $    360,291   $     93,751   $     64,895   $    137,642
  Dividends reinvested........       44,415         78,022         10,040         96,368
  Cost of shares redeemed.....     (638,446)      (950,166)      (473,072)      (969,176)
                               ------------   ------------   ------------   ------------
Change in net assets from
 Class A
capital transactions.......... $   (233,740)  $   (778,393)  $   (398,137)  $   (735,166)
                               ============   ============   ============   ============

CLASS B SHARES:
  PROCEEDS FROM SHARES
   ISSUED..................... $         --   $     12,010   $      5,011   $      1,015
  Dividends reinvested........          507            291             88             --
                               ------------   ------------   ------------   ------------
  Change in net assets from
   Class B
  capital transactions........ $        507   $     12,301   $      5,099   $      1,015
                               ============   ============   ============   ============
Change in net assets from
 capital transactions......... $  2,717,998   $(10,070,059)  $(35,474,804)  $ 18,072,926
                               ============   ============   ============   ============

SHARE TRANSACTIONS:
TRUST SHARES:
  ISSUED......................    4,219,274      6,264,707        381,565      3,223,201
  Reinvested..................      370,051        416,554         63,075        364,864
  Redeemed....................   (4,314,700)    (7,539,381)    (4,106,760)    (2,170,874)
                               ------------   ------------   ------------   ------------
Change in Trust Shares........      274,625       (858,120)    (3,662,120)     1,417,191
                               ============   ============   ============   ============

CLASS A SHARES:
  ISSUED......................       35,660          9,494          7,457         11,801
  Reinvested..................        4,409          7,960          1,004          8,454
  Redeemed....................      (63,180)       (96,588)       (49,744)       (88,984)
                               ------------   ------------   ------------   ------------
Change in Class A Shares......      (23,111)       (79,134)       (41,283)       (68,729)
                               ============   ============   ============   ============

CLASS B SHARES
  ISSUED......................           --          1,211            497             88
  Reinvested..................           50             29              9             --
                               ------------   ------------   ------------   ------------
  Change in Class B Shares....           50          1,240            506             88
                               ============   ============   ============   ============
Change in net assets from
 share transactions...........      251,564       (936,014)    (3,702,897)     1,348,550
                               ============   ============   ============   ============


                                        EQUITY FUND
                                ---------------------------
                                 YEAR ENDED SEPTEMBER 30,
                                ---------------------------
                                    2002           2001
                                ------------   ------------
CAPITAL TRANSACTIONS:
TRUST SHARES:
  PROCEEDS FROM SHARES
   ISSUED.....................  $ 45,177,568   $ 67,722,159
  Dividends reinvested........     3,469,426     44,466,772
  Cost of shares redeemed.....   (26,677,316)   (70,217,341)
                                ------------   ------------
Change in net assets from
 Trust
capital transactions..........  $ 21,969,678   $ 41,971,590
                                ============   ============
CLASS A SHARES:
  PROCEEDS FROM SHARES
   ISSUED.....................  $    237,620   $    154,564
  Dividends reinvested........        16,937        446,592
  Cost of shares redeemed.....      (328,378)      (800,100)
                                ------------   ------------
Change in net assets from
 Class A
capital transactions..........  $    (73,821)  $   (198,944)
                                ============   ============
CLASS B SHARES:
  PROCEEDS FROM SHARES
   ISSUED.....................  $         --   $     21,011
  Dividends reinvested........           369              2
                                ------------   ------------
  Change in net assets from
   Class B
  capital transactions........  $        369   $     21,013
                                ============   ============
Change in net assets from
 capital transactions.........  $ 21,896,226   $ 41,793,659
                                ============   ============
SHARE TRANSACTIONS:
TRUST SHARES:
  ISSUED......................     7,522,812      9,318,671
  Reinvested..................       543,636      5,629,660
  Redeemed....................    (4,283,095)    (8,464,987)
                                ------------   ------------
Change in Trust Shares........     3,783,353      6,483,344
                                ============   ============
CLASS A SHARES:
  ISSUED......................        38,993         18,292
  Reinvested..................         2,673         56,889
  Redeemed....................       (53,332)      (101,340)
                                ------------   ------------
Change in Class A Shares......       (11,666)       (26,159)
                                ============   ============
CLASS B SHARES
  ISSUED......................            --          3,045
  Reinvested..................            59             --
                                ------------   ------------
  Change in Class B Shares....            59          3,045
                                ============   ============
Change in net assets from
 share transactions...........     3,771,746      6,460,230
                                ============   ============

FINANCIAL HIGHLIGHTS
TRUST SHARES

                                                             INVESTMENT ACTIVITIES                     LESS DIVIDENDS FROM
                                                  -------------------------------------------   ---------------------------------
                                                                   NET REALIZED
                                      NET ASSET                        AND           TOTAL
                                       VALUE,          NET          UNREALIZED        FROM         NET         NET
                                      BEGINNING    INVESTMENT     GAINS (LOSSES)   INVESTMENT   INVESTMENT   REALIZED     TOTAL
                                      OF PERIOD   INCOME (LOSS)   ON INVESTMENTS   ACTIVITIES     INCOME      GAINS     DIVIDENDS
---------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS FUND
  Year Ended September 30, 2002.....   $ 1.00          0.02              --           0.02        (0.02)         --       (0.02)
  Year Ended September 30, 2001.....   $ 1.00          0.05              --           0.05        (0.05)         --       (0.05)
  Year Ended September 30, 2000.....   $ 1.00          0.05              --           0.05        (0.05)         --       (0.05)
  Year Ended September 30, 1999.....   $ 1.00          0.04              --           0.04        (0.04)         --       (0.04)
  Period Ended September 30,
    1998*...........................   $ 1.00          0.05              --           0.05        (0.05)         --       (0.05)
PRIME MONEY MARKET FUND
  Year Ended September 30, 2002.....   $ 1.00          0.02              --           0.02        (0.02)         --       (0.02)
  Year Ended September 30, 2001.....   $ 1.00          0.05              --           0.05        (0.05)         --       (0.05)
  Year Ended September 30, 2000.....   $ 1.00          0.06              --           0.06        (0.06)         --       (0.06)
  Year Ended September 30, 1999.....   $ 1.00          0.05              --           0.05        (0.05)         --       (0.05)
  Period Ended September 30,
    1998*...........................   $ 1.00          0.05              --           0.05        (0.05)         --       (0.05)
INVESTMENT GRADE BOND FUND
  Year Ended September 30, 2002.....   $10.16          0.49            0.24           0.73        (0.50)         --       (0.50)
  Year Ended September 30, 2001.....   $ 9.53          0.54            0.63           1.17        (0.54)         --       (0.54)
  Year Ended September 30, 2000.....   $ 9.49          0.55            0.04           0.59        (0.55)         --       (0.55)
  Year Ended September 30, 1999.....   $10.40          0.53           (0.67)         (0.14)       (0.53)      (0.24)      (0.77)
  Period Ended September 30,
    1998*...........................   $10.00          0.50            0.40           0.90        (0.50)         --       (0.50)
GLOBAL FUND
  Year Ended September 30, 2002.....   $ 9.57         (0.01)(e)       (1.93)         (1.94)       (0.15)      (0.02)      (0.17)
  Year Ended September 30, 2001.....   $12.25          0.13           (2.17)         (2.04)       (0.17)      (0.47)      (0.64)
  Year Ended September 30, 2000.....   $11.97          0.20            0.69           0.89        (0.20)      (0.41)      (0.61)
  Year Ended September 30, 1999.....   $10.51          0.17            1.51           1.68        (0.15)      (0.07)      (0.22)
  Period Ended September 30,
    1998*...........................   $10.00          0.15            0.38           0.53        (0.02)         --       (0.02)
EQUITY FUND
  Year Ended September 30, 2002.....   $ 6.10          0.02           (1.22)         (1.20)       (0.02)      (0.12)      (0.14)
  Year Ended September 30, 2001.....   $11.53          0.02           (2.58)         (2.56)       (0.02)      (2.85)      (2.87)
  Year Ended September 30, 2000.....   $12.03          0.02            1.20           1.22        (0.02)      (1.70)      (1.72)
  Year Ended September 30, 1999.....   $10.96          0.04            2.56           2.60        (0.04)      (1.49)      (1.53)
  Period Ended September 30,
    1998*...........................   $10.00          0.05            0.96           1.01        (0.05)         --       (0.05)

---------------

  *  From commencement of operations on November 1, 1997.
(a) During the period, certain fees were voluntarily waived. If such voluntary fee waivers had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)  Not annualized.
(d)  Annualized.
(e) Per share net investment loss has been calculated using the daily average shares method.


SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.


                                         CHANGE IN
                                         NET ASSET                                NET ASSETS,
                                         VALUE PER   NET ASSET VALUE,   TOTAL    END OF PERIOD
                                           SHARE      END OF PERIOD     RETURN      (000'S)
                                         -----------------------------------------------------

U.S. TREASURY OBLIGATIONS FUND
 Year Ended September 30, 2002..........      --          $ 1.00         1.55%     $ 32,065
 Year Ended September 30, 2001..........      --          $ 1.00         4.77%     $ 24,642
 Year Ended September 30, 2000..........      --          $ 1.00         5.53%     $ 17,948
 Year Ended September 30, 1999..........      --          $ 1.00         4.52%     $104,553
 Period Ended September 30, 1998*.......      --          $ 1.00         4.70%(c)   $101,300
PRIME MONEY MARKET FUND
 Year Ended September 30, 2002..........      --          $ 1.00         1.66%     $ 79,252
 Year Ended September 30, 2001..........      --          $ 1.00         4.83%     $102,119
 Year Ended September 30, 2000..........      --          $ 1.00         5.82%     $ 74,350
 Year Ended September 30, 1999..........      --          $ 1.00         4.74%     $221,565
 Period Ended September 30, 1998*.......      --          $ 1.00         4.84%(c)   $144,806
INVESTMENT GRADE BOND FUND
 Year Ended September 30, 2002..........    0.23          $10.39         7.46%     $133,104
 Year Ended September 30, 2001..........    0.63          $10.16        12.62%     $127,346
 Year Ended September 30, 2000..........    0.04          $ 9.53         6.48%     $127,599
 Year Ended September 30, 1999..........   (0.91)         $ 9.49        (1.36)%    $152,106
 Period Ended September 30, 1998*.......    0.40          $10.40         9.31%(c)   $145,194
GLOBAL FUND
 Year Ended September 30, 2002..........   (2.11)         $ 7.46        (20.74)%   $ 31,876
 Year Ended September 30, 2001..........   (2.68)         $ 9.57        (17.44)%   $ 75,895
 Year Ended September 30, 2000..........    0.28          $12.25         7.43%     $ 79,801
 Year Ended September 30, 1999..........    1.46          $11.97        16.09%     $ 83,111
 Period Ended September 30, 1998*.......    0.51          $10.51         5.34%(c)   $ 66,793
EQUITY FUND
 Year Ended September 30, 2002..........   (1.34)         $ 4.76        (20.23)%   $134,786
 Year Ended September 30, 2001..........   (5.43)         $ 6.10        (27.86)%   $149,831
 Year Ended September 30, 2000..........   (0.50)         $11.53        10.26%     $208,379
 Year Ended September 30, 1999..........    1.07          $12.03        24.72%     $188,259
 Period Ended September 30, 1998*.......    0.96          $10.96        10.08%(c)   $170,652

                                                       RATIOS/SUPPLEMENTARY DATA
                                          ---------------------------------------------------
                                                          NET                       PORTFOLIO
                                            NET       INVESTMENT                    TURNOVER
                                          EXPENSES   INCOME (LOSS)   EXPENSES (a)   RATE (b)
                                          ---------------------------------------------------
U.S. TREASURY OBLIGATIONS FUND
 Year Ended September 30, 2002..........    0.50%        1.54%           0.57%         N/A
 Year Ended September 30, 2001..........    0.51%        4.59%           0.54%         N/A
 Year Ended September 30, 2000..........    0.45%        5.15%           0.55%         N/A
 Year Ended September 30, 1999..........    0.46%        4.42%           0.56%         N/A
 Period Ended September 30, 1998*.......    0.47%(d)     5.08%(d)        0.61%(d)      N/A
PRIME MONEY MARKET FUND
 Year Ended September 30, 2002..........    0.58%        1.66%           0.63%         N/A
 Year Ended September 30, 2001..........    0.57%        4.75%           0.62%         N/A
 Year Ended September 30, 2000..........    0.46%        5.56%           0.63%         N/A
 Year Ended September 30, 1999..........    0.51%        4.64%           0.67%         N/A
 Period Ended September 30, 1998*.......    0.49%(d)     5.17%(d)        0.69%(d)      N/A
INVESTMENT GRADE BOND FUND
 Year Ended September 30, 2002..........    0.99%        4.87%           0.99%          77%
 Year Ended September 30, 2001..........    0.91%        5.53%           0.95%          61%
 Year Ended September 30, 2000..........    0.84%        5.86%           0.94%          58%
 Year Ended September 30, 1999..........    0.87%        5.43%           0.97%          52%
 Period Ended September 30, 1998*.......    0.90%(d)     5.46%(d)        1.00%(d)       54%
GLOBAL FUND
 Year Ended September 30, 2002..........    1.78%       (0.11)%          1.78%         104%
 Year Ended September 30, 2001..........    1.42%        1.30%           1.46%          72%
 Year Ended September 30, 2000..........    1.24%        1.60%           1.34%          28%
 Year Ended September 30, 1999..........    1.30%        1.51%           1.40%          29%
 Period Ended September 30, 1998*.......    1.44%(d)     1.53%(d)        1.54%(d)       35%
EQUITY FUND
 Year Ended September 30, 2002..........    1.13%        0.31%           1.13%         109%
 Year Ended September 30, 2001..........    1.05%        0.20%           1.08%         116%
 Year Ended September 30, 2000..........    0.96%        0.20%           1.06%          84%
 Year Ended September 30, 1999..........    0.99%        0.32%           1.09%          46%
 Period Ended September 30, 1998*.......    1.03%(d)     0.47%(d)        1.13%(d)       57%

FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                             INVESTMENT ACTIVITIES                     LESS DIVIDENDS FROM
                                                  -------------------------------------------   ---------------------------------
                                                                   NET REALIZED
                                      NET ASSET                        AND           TOTAL
                                       VALUE,          NET          UNREALIZED        FROM         NET         NET
                                      BEGINNING    INVESTMENT     GAINS (LOSSES)   INVESTMENT   INVESTMENT   REALIZED     TOTAL
                                      OF PERIOD   INCOME (LOSS)   ON INVESTMENTS   ACTIVITIES     INCOME      GAINS     DIVIDENDS
---------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS FUND
  Year Ended September 30, 2002.....   $ 1.00          0.01              --           0.01        (0.01)         --       (0.01)
  Year Ended September 30, 2001.....   $ 1.00          0.04              --           0.04        (0.04)         --       (0.04)
  Year Ended September 30, 2000.....   $ 1.00          0.05              --           0.05        (0.05)         --       (0.05)
  Year Ended September 30, 1999.....   $ 1.00          0.04              --           0.04        (0.04)         --       (0.04)
  Period Ended September 30,
    1998*...........................   $ 1.00          0.03              --           0.03        (0.03)         --       (0.03)
PRIME MONEY MARKET FUND
  Year Ended September 30, 2002.....   $ 1.00          0.01              --           0.01        (0.01)         --       (0.01)
  Year Ended September 30, 2001.....   $ 1.00          0.04              --           0.04        (0.04)         --       (0.04)
  Year Ended September 30, 2000.....   $ 1.00          0.05              --           0.05        (0.05)         --       (0.05)
  Year Ended September 30, 1999.....   $ 1.00          0.04              --           0.04        (0.04)         --       (0.04)
  Period Ended September 30,
    1998*...........................   $ 1.00          0.03              --           0.03        (0.03)         --       (0.03)
INVESTMENT GRADE BOND FUND
  Year Ended September 30, 2002.....   $10.18          0.46            0.24           0.70        (0.47)         --       (0.47)
  Year Ended September 30, 2001.....   $ 9.55          0.52            0.63           1.15        (0.52)         --       (0.52)
  Year Ended September 30, 2000.....   $ 9.51          0.53            0.04           0.57        (0.53)         --       (0.53)
  Year Ended September 30, 1999.....   $10.42          0.51           (0.67)         (0.16)       (0.51)      (0.24)      (0.75)
  Period Ended September 30,
    1998*...........................   $10.10          0.36            0.32           0.68        (0.36)         --       (0.36)
GLOBAL FUND
  Year Ended September 30, 2002.....   $ 9.54         (0.04)(f)       (1.91)         (1.95)       (0.11)      (0.02)      (0.13)
  Year Ended September 30, 2001.....   $12.21          0.12           (2.19)         (2.07)       (0.13)      (0.47)      (0.60)
  Year Ended September 30, 2000.....   $11.93          0.17            0.69           0.86        (0.17)      (0.41)      (0.58)
  Year Ended September 30, 1999.....   $10.49          0.14            1.51           1.65        (0.14)      (0.07)      (0.21)
  Period Ended September 30,
    1998*...........................   $10.31          0.05            0.13           0.18           --          --          --
EQUITY FUND
  Year Ended September 30, 2002.....   $ 6.06          --(g)          (1.21)         (1.21)       (0.01)      (0.12)      (0.13)
  Year Ended September 30, 2001.....   $11.48         (0.01)          (2.55)         (2.56)       (0.01)      (2.85)      (2.86)
  Year Ended September 30, 2000.....   $11.99         (0.01)           1.21           1.20        (0.01)      (1.70)      (1.71)
  Year Ended September 30, 1999.....   $10.94          0.01            2.55           2.56        (0.02)      (1.49)      (1.51)
  Period Ended September 30,
    1998*...........................   $10.87          0.02            0.07           0.09        (0.02)         --       (0.02)

---------------

  *  From commencement of operations on February 3, 1998.
(a)  Total return excludes sales charge.
(b) During the period, certain fees were voluntarily waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(d)  Not annualized.
(e)  Annualized.
(f) Per share net investment loss has been calculated using the daily average shares method.
(g)  Amount less than $0.005.


SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.


                                         CHANGE IN
                                         NET ASSET
                                         VALUE PER   NET ASSET VALUE,     TOTAL
                                           SHARE      END OF PERIOD     RETURN (a)
                                         -----------------------------------------

U.S. TREASURY OBLIGATIONS FUND
 Year Ended September 30, 2002..........      --          $ 1.00            1.30%
 Year Ended September 30, 2001..........      --          $ 1.00            4.51%
 Year Ended September 30, 2000..........      --          $ 1.00            5.26%
 Year Ended September 30, 1999..........      --          $ 1.00            4.26%
 Period Ended September 30, 1998*.......      --          $ 1.00            3.02%(d)
PRIME MONEY MARKET FUND
 Year Ended September 30, 2002..........      --          $ 1.00            1.41%
 Year Ended September 30, 2001..........      --          $ 1.00            4.57%
 Year Ended September 30, 2000..........      --          $ 1.00            5.56%
 Year Ended September 30, 1999..........      --          $ 1.00            4.48%
 Period Ended September 30, 1998*.......      --          $ 1.00            2.93%(d)
INVESTMENT GRADE BOND FUND
 Year Ended September 30, 2002..........    0.23          $10.41            7.17%
 Year Ended September 30, 2001..........    0.63          $10.18           12.32%
 Year Ended September 30, 2000..........    0.04          $ 9.55            6.20%
 Year Ended September 30, 1999..........   (0.91)         $ 9.51           (1.58)%
 Period Ended September 30, 1998*.......    0.32          $10.42            6.89%(d)
GLOBAL FUND
 Year Ended September 30, 2002..........   (2.08)         $ 7.46          (20.80)%
 Year Ended September 30, 2001..........   (2.67)         $ 9.54          (17.70)%
 Year Ended September 30, 2000..........    0.28          $12.21            7.18%
 Year Ended September 30, 1999..........    1.44          $11.93           15.81%
 Period Ended September 30, 1998*.......    0.18          $10.49            1.75%(d)
EQUITY FUND
 Year Ended September 30, 2002..........   (1.34)         $ 4.72          (20.47)%
 Year Ended September 30, 2001..........   (5.42)         $ 6.06          (27.98)%
 Year Ended September 30, 2000..........   (0.51)         $11.48           10.04%
 Year Ended September 30, 1999..........    1.05          $11.99           24.34%
 Period Ended September 30, 1998*.......    0.07          $10.94            0.83%(d)

                                                                             RATIOS/SUPPLEMENTARY DATA
                                                           --------------------------------------------------------------
                                           NET ASSETS,                         NET                              PORTFOLIO
                                          END OF PERIOD      NET           INVESTMENT                           TURNOVER
                                             (000'S)       EXPENSES       INCOME (LOSS)      EXPENSES (b)       RATE (c)
                                          -------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS FUND
 Year Ended September 30, 2002..........     $ 76,091        0.75%            1.29%              1.07%             N/A
 Year Ended September 30, 2001..........     $134,279        0.76%            4.43%              1.05%             N/A
 Year Ended September 30, 2000..........     $122,888        0.70%            5.24%              1.05%             N/A
 Year Ended September 30, 1999..........     $  3,906        0.70%            4.25%              1.06%             N/A
 Period Ended September 30, 1998*.......     $    720        0.72%(e)         4.76%(e)           1.10%(e)          N/A
PRIME MONEY MARKET FUND
 Year Ended September 30, 2002..........     $261,865        0.83%            1.41%              1.13%             N/A
 Year Ended September 30, 2001..........     $302,993        0.82%            4.42%              1.12%             N/A
 Year Ended September 30, 2000..........     $280,212        0.71%            5.54%              1.13%             N/A
 Year Ended September 30, 1999..........     $ 29,246        0.76%            4.42%              1.17%             N/A
 Period Ended September 30, 1998*.......     $  8,514        0.75%(e)         4.88%(e)           1.20%(e)          N/A
INVESTMENT GRADE BOND FUND
 Year Ended September 30, 2002..........     $    924        1.24%            4.62%              1.49%              77%
 Year Ended September 30, 2001..........     $  1,139        1.16%            5.30%              1.45%              61%
 Year Ended September 30, 2000..........     $  1,824        1.09%            5.61%              1.44%              58%
 Year Ended September 30, 1999..........     $  3,670        1.10%            5.18%              1.45%              52%
 Period Ended September 30, 1998*.......     $  1,272        1.14%(e)         4.99%(e)           1.49%(e)           54%
GLOBAL FUND
 Year Ended September 30, 2002..........     $    444        2.03%           (0.36)%             2.28%             104%
 Year Ended September 30, 2001..........     $    962        1.67%            1.05%              1.96%              72%
 Year Ended September 30, 2000..........     $  2,069        1.49%            1.35%              1.84%              28%
 Year Ended September 30, 1999..........     $  3,810        1.53%            1.33%              1.88%              29%
 Period Ended September 30, 1998*.......     $  1,775        1.73%(e)         1.27%(e)           2.08%(e)           35%
EQUITY FUND
 Year Ended September 30, 2002..........     $    617        1.38%            0.06%              1.63%             109%
 Year Ended September 30, 2001..........     $    864        1.30%           (0.06)%             1.59%             116%
 Year Ended September 30, 2000..........     $  1,937        1.21%           (0.05)%             1.56%              84%
 Year Ended September 30, 1999..........     $  2,604        1.23%            0.08%              1.58%              46%
 Period Ended September 30, 1998*.......     $  1,287        1.28%(e)         0.13%(e)           1.63%(e)           57%

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                             INVESTMENT ACTIVITIES                    LESS DIVIDENDS FROM:
                                                  -------------------------------------------   ---------------------------------
                                                                   NET REALIZED
                                      NET ASSET                        AND           TOTAL
                                       VALUE,          NET          UNREALIZED        FROM         NET         NET
                                      BEGINNING    INVESTMENT     GAINS (LOSSES)   INVESTMENT   INVESTMENT   REALIZED     TOTAL
                                      OF PERIOD   INCOME (LOSS)   ON INVESTMENTS   ACTIVITIES     INCOME      GAINS     DIVIDENDS
---------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS FUND
  Year Ended September 30, 2002.....   $ 1.00          0.01              --           0.01        (0.01)         --       (0.01)
  Period Ended September 30,
    2001*...........................   $ 1.00          0.02              --           0.02        (0.02)         --       (0.02)

PRIME MONEY MARKET FUND
  Year Ended September 30, 2002.....   $ 1.00          0.01              --           0.01        (0.01)         --       (0.01)
  Period Ended September 30,
    2001*...........................   $ 1.00          0.02              --           0.02        (0.02)         --       (0.02)

INVESTMENT GRADE BOND FUND
  Year Ended September 30, 2002.....   $10.18          0.39            0.24           0.63        (0.40)         --       (0.40)
  Period Ended September 30,
    2001**..........................   $ 9.90          0.29            0.28           0.57        (0.29)         --       (0.29)

GLOBAL FUND
  Year Ended September 30, 2002.....   $ 9.54         (0.09)(f)       (1.90)         (1.99)       (0.13)      (0.02)      (0.15)
  Period Ended September 30,
    2001**..........................   $11.35            --           (1.81)         (1.81)          --          --          --

EQUITY FUND
  Year Ended September 30, 2002.....   $ 6.04         (0.04)          (1.21)         (1.25)          --       (0.12)      (0.12)
  Period Ended September 30,
    2001**..........................   $ 7.93         (0.03)          (1.86)         (1.89)        --(g)         --        --(g)

---------------

 * From the commencement of operations on February 1, 2001.

 ** From commencement of operations on February 2, 2001.

(a) Total return excludes sales charges.

(b) During the period, certain fees were voluntarily waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(d) Not annualized.

(e) Annualized.

(f) Per share net investment loss has been calculated using the daily average shares method.

(g) Amount less than $0.005.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 52

                                            CHANGE IN                                          NET ASSETS,
                                         NET ASSET VALUE   NET ASSET VALUE,     TOTAL         END OF PERIOD
                                            PER SHARE       END OF PERIOD     RETURN (a)         (000'S)
                                         ------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS FUND
 Year Ended September 30, 2002*.........         --             $ 1.00            0.54%            $10
 Period Ended September 30, 2001*.......         --             $ 1.00            2.01%(d)         $10
PRIME MONEY MARKET FUND
 Year Ended September 30, 2002..........         --             $ 1.00            0.65%            $10
 Period Ended September 30, 2001*.......         --             $ 1.00            2.03%(d)         $10
INVESTMENT GRADE BOND
 Year Ended September 30, 2002..........       0.23             $10.41            6.37%            $13
 Period Ended September 30, 2001**......       0.28             $10.18            5.85%(d)         $13
GLOBAL FUND
 Year Ended September 30, 2002..........      (2.14)            $ 7.40          (21.27)%           $ 4
 Period Ended September 30, 2001**......      (1.81)            $ 9.54          (15.95)%(d)        $ 1
EQUITY FUND
 Year Ended September 30, 2002..........      (1.37)            $ 4.67          (21.20)%           $14
 Period Ended September 30, 2001**......      (1.89)            $ 6.04          (23.82)%(d)        $18

                                                              RATIOS/SUPPLEMENTARY DATA
                                          ------------------------------------------------------------------
                                                               NET                                 PORTFOLIO
                                            NET            INVESTMENT                              TURNOVER
                                          EXPENSES        INCOME (LOSS)        EXPENSES (b)        RATE (c)
                                          ------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS FUND
 Year Ended September 30, 2002*.........    1.50%              0.54%               1.57%              N/A
 Period Ended September 30, 2001*.......    1.55%(e)           3.00%(e)            1.55%(e)           N/A
PRIME MONEY MARKET FUND
 Year Ended September 30, 2002..........    1.58%              0.66%               1.63%              N/A
 Period Ended September 30, 2001*.......    1.62%(e)           3.03%(e)            1.62%(e)           N/A
INVESTMENT GRADE BOND
 Year Ended September 30, 2002..........    1.99%              3.87%               1.99%               77%
 Period Ended September 30, 2001**......    1.94%(e)           4.39%(e)            1.94%(e)            61%
GLOBAL FUND
 Year Ended September 30, 2002..........    2.78%             (1.11)%              2.78%              104%
 Period Ended September 30, 2001**......    2.54%(e)           0.16%(e)            2.54%(e)            72%
EQUITY FUND
 Year Ended September 30, 2002..........    2.13%             (0.69)%              2.13%              109%
 Period Ended September 30, 2001**......    2.09%(e)          (0.75)%(e)           2.09%(e)           116%

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

Eureka Funds (the "Trust") was organized as a Massachusetts Business Trust on April 7, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The Trust offers five managed investment portfolios for sale to the public. The accompanying financial statements and financial highlights are those of Eureka U.S. Treasury Obligations Fund (the "U.S. Treasury Fund"), Eureka Prime Money Market Fund (the "Prime Fund"), Eureka Investment Grade Bond Fund (the "Bond Fund"), Eureka Global Fund (the "Global Fund," formerly known as Eureka Global Asset Allocation Fund) and Eureka Equity Fund (the "Equity Fund") (each a "Fund", and collectively, the "Funds"). The Funds are authorized to issue an unlimited number of beneficial interest with no par value. Each Fund offers three classes of shares: Trust Shares, Class A Shares and Class B Shares. Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S.). The preparation of financial statements requires management to make certain estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements reflect all normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the period presented.

SECURITIES VALUATION: Securities of the U.S. Treasury and Prime Funds (the "Money Market Funds") are valued utilizing the amortized cost method, which approximates fair market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Portfolio securities for which the principal market is a securities exchange will be valued at the closing sales price on that exchange on the day of computation, or, if there have been no sales during such day, at their latest bid quotations. If no such bid price is available, then the securities will be valued using good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees of the Eureka Funds; provided however, that before any such securities are purchased for the Bond Fund, the Global Fund or the Equity Fund, the Trustees of the Eureka Funds shall be notified and given the opportunity to establish appropriate methods of determining the fair market value of such securities.

Bonds and other fixed-income securities (other than short-term obligations, but including listed securities) will be valued at the mean between their latest bid and asked quotations in such principal market. If no such bid and asked prices are available, then the securities will be valued in good faith at their fair market values using methods determined by or under the supervision of the Board of Trustees of the Eureka Funds. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in securities of other mutual funds are valued at the redemption price. Securities for which market quotations are not readily available are valued at fair value determined in good faith under the general supervision of the Board of Trustees of the Eureka Funds.

STRIPPED SECURITIES: Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only stripped securities and the value of principal only stripped securities vary inversely with changes in interest rates.

REPURCHASE AGREEMENTS: The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

FOREIGN CURRENCY TRANSLATION: The Funds, other than the U.S. Treasury Fund, may invest in certain obligations or securities denominated in foreign currencies. The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Prime Fund, Bond Fund, Global Fund and Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from change in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

FORWARD CURRENCY CONTRACTS: The Global Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities dominated in a particular currency. The Global Fund may be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

EXPENSES: Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or another appropriate basis. Expenses directly attributable to a class of shares are charged directly to that class.

The investment income and expenses of a Fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon their relative net assets on the date income is earned, expenses are accrued, or realized and unrealized gains and losses have been incurred.

ORGANIZATION COSTS: Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized over a sixty-month period, beginning with each Fund's commencement of operations. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related fund will be reimbursed by such holder for any unamortized organization costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

DIVIDENDS TO SHAREHOLDERS: Dividends from the Money Market Funds' and the Bond Fund's net investment income, if any, are declared daily and paid monthly. Dividends from the Global Fund's net investment income, if any, are declared and paid annually. Dividends from the Equity Fund's net investment income, if any, are declared and paid monthly. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, which is to make timely distributions.

NOTE 3 -- RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with Eureka Investment Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of Bank of the West. Under the terms of the Advisory Agreement, the Advisor is entitled to receive a fee that is calculated daily and paid monthly based on a percentage of the average net assets of each Fund as follows:

                FUND                   ANNUAL RATE
                ----                   -----------
U.S. Treasury Fund...................     0.20%
Prime Fund...........................     0.30%
Bond Fund............................     0.60%
Global Fund..........................     0.90%
Equity Fund..........................     0.75%

BISYS Fund Services Limited Partnership ("BISYS"), a wholly owned subsidiary of The BISYS Group, Inc., serves as the administrator for the Trust pursuant to an administration agreement (the "Administration Agreement"). Under the Administration Agreement, BISYS is entitled to a fee computed at an annual rate, subject to a $75,000 per Fund annual minimum, of 0.20% of the Trust's average daily net assets up to $500 million, 0.185% of the next $500 million, and 0.175% for amounts in excess of $1 billion.

BISYS serves as the Trust's principal underwriter and distributor (the "Distributor"). The Funds have adopted a Distribution and Shareholder Services Plan (the "Plan") with the Trust with respect to Class A Shares and Class B Shares. This Plan is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Funds will pay a monthly fee to the Distributor in an annual rate equal to 0.25% of the average daily net assets of Class A Shares of each Fund, and an annual rate equal to 1.00% of the average daily net assets of Class B Shares of each Fund. The Distributor may voluntarily choose to waive all or a portion of its fee. The Trust has also entered into a Service Plan with BISYS with respect to Class A Shares. Pursuant to the Service Plan, the Funds will pay to BISYS a fee at an annual rate not to exceed 0.25% of the average daily net assets of Class A Shares of each Fund.

BISYS Fund Services, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc., serves as fund accountant and transfer and dividend disbursing agent of the Funds. Under the Fund Accounting Agreement, BISYS Fund Services, Inc. receives a fee from the Trust at the annual rate of 0.03% of the Trust's average daily net assets up to $500 million, 0.02% of the Trust's average daily net assets in excess of $500 million up to $1 billion, and 0.01% of the Trust's average daily net assets in excess of $1 billion, subject to a minimum annual fee. Under the Transfer Agency Agreement, BISYS Fund Services, Inc. receives a fee from each class of each Fund at the annual rate of $15,000 in addition to various annual per account fees.

NOTE 4 -- INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 2002 were as follows:

         FUND            PURCHASES        SALES
         ----            ---------        -----
Bond Fund.............  $104,190,603   $103,876,154
Global Fund...........  $ 58,875,564   $ 89,528,217
Equity Fund...........  $192,020,847   $172,263,468

NOTE 5 -- DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2002 was as follows:

                                                DISTRIBUTIONS PAID FROM
                                             ------------------------------
                                             NET INVESTMENT   NET LONG TERM   TOTAL TAXABLE   TOTAL DISTRIBUTIONS
                   FUND                          INCOME       CAPITAL GAINS   DISTRIBUTIONS          PAID*
                   ----                      --------------   -------------   -------------   -------------------
U. S. Treasury Fund........................    $2,397,263      $       --      $2,397,263         $2,397,263
Prime Fund.................................     6,784,764              --       6,784,764          6,784,764
Bond Fund..................................     6,880,275              --       6,880,275          6,880,275
Global Fund................................       834,802         114,644         949,446            949,446
Equity Fund (a)............................       514,203       3,211,878       3,726,081          3,726,081

---------------

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

As of September 30, 2002 the components of accumulated earnings (deficit) on a tax basis was as follows:

                       UNDISTRIBUTED   UNDISTRIBUTED                                  ACCUMULATED        UNREALIZED
                         ORDINARY        LONG TERM     ACCUMULATED   DISTRIBUTIONS    CAPITAL AND       APPRECIATION
        FUND              INCOME       CAPITAL GAINS    EARNINGS        PAYABLE      OTHER LOSSES**   (DEPRECIATION)***
        ----           -------------   -------------   -----------   -------------   --------------   -----------------
U. S. Treasury Fund..    $108,955         $    --       $108,955       $(108,588)     $    (34,290)     $         --
Prime Fund...........     309,926              --        309,926        (309,410)         (337,699)               --
Bond Fund............     518,676              --        518,676        (518,120)         (233,616)        7,273,450
Global Fund..........          --          64,986         64,986              --        (5,754,507)      (11,989,965)
Equity Fund (a)......      50,107              --         50,107         (28,773)      (17,219,554       (22,811,183)

                          TOTAL
                       ACCUMULATED
                         EARNINGS
        FUND            (DEFICIT)
        ----           ------------
U. S. Treasury Fund..  $    (33,923)
Prime Fund...........      (337,183)
Bond Fund............     7,040,390
Global Fund..........   (17,679,486)
Equity Fund (a)......   (40,009,403)

---------------

** As of September 30, 2002, the following Funds had net capital loss carryforwards, which are available to offset future realized gains:

                                                                               EXPIRES
                                                              -----------------------------------------
                            FUND                               2007      2008      2009        2010
                            ----                              ------   --------   -------   -----------
U. S. Treasury Fund.........................................  $2,256   $  9,612   $    33   $    21,846
Prime Fund..................................................      --     21,456    13,445            --
Bond Fund...................................................      --    233,616        --            --
Equity Fund (a).............................................      --         --        --    17,219,554

---------------

*** The differences between book-basis and tax-basis unrealized appreciation
    (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. The Funds have incurred and will elect to defer capital losses as follows:

             FUND NAME                CAPITAL LOSSES
             ---------                --------------
U. S. Treasury Fund................     $      542
Prime Fund.........................        302,796
Global Fund........................      5,754,507

For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2002 qualify for the corporate dividends received deduction for the following Funds:

              FUND NAME                  PERCENTAGE
              ---------                  ----------
Global Fund...........................      40.42%
Equity Fund...........................     100.00%

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1999 DIV which will be sent to you separately in January 2003.

In addition, the Funds may elect to pass through foreign taxes paid by the Funds to its shareholders under Code 853 or the Internal Revenue Code. There are no foreign taxes that may be passed through to the shareholders for the fiscal year ended September 30, 2002.
---------------

(a) Information reflected as of the Fund's tax year end of October 31, 2002.

NOTE 6 -- SPECIAL MEETING OF SHAREHOLDERS -- (UNAUDITED)

A Special Meeting of the Shareholders of the Eureka Funds was held on June 27, 2002. At the meeting, shareholders voted and approved a new Investment Advisory Agreement between Eureka Investment Advisors, Inc. and the Trust. The results of this meeting are presented below.

      FUND NAME            FOR       AGAINST    ABSTAIN       TOTAL
      ---------        -----------   -------   ---------   -----------
U.S. Treasury Fund...   90,147,769       --           --    90,147,769
Prime Fund...........  230,034,338    5,693    9,891,467   239,931,498
Bond Fund............   14,231,636       --        1,552    14,233,188
Global Fund..........    5,179,847       --        1,113     5,180,960
Equity Fund..........   24,810,842       --        3,541    24,814,383

                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Eureka Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Eureka Funds (comprised of U.S. Treasury Obligations Fund, Prime Money Market Fund, Investment Grade Bond Fund, Global Fund, and Equity Fund) (the Funds) as of September 30, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Eureka Funds as of September 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                   /s/ Ernst & Young LLP

Columbus, Ohio
November 18, 2002

EUREKA FUNDS
TRUSTEES AND OFFICERS (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                TERM OF
                                              OFFICE WITH                               NUMBER OF
                                               THE TRUST                              PORTFOLIOS IN
                                 POSITION(S)      AND                                 FUND COMPLEX
                                  HELD WITH    LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN BY    OTHER DIRECTORSHIPS
     NAME, ADDRESS AND AGE        THE TRUST   TIME SERVED    DURING PAST FIVE YEARS      TRUSTEE        HELD BY TRUSTEE
     ---------------------       -----------  -----------   -----------------------   -------------   -------------------
TRUSTEES
Howard Gould                      Chairman    Since 2001    Chairman, Eureka                5         None
c/o Bank of the West             and Trustee                Investment Advisors,
300 South Grand Avenue,                                     Inc.,
6th Floor                                                   May 2001-present;
Los Angeles, CA 90017                                       Vice Chairman, United
53                                                          California Bank/Bank of
                                                            the West,
                                                            1992-present
Walter F. Beran                   Trustee     Since 1997    Chairman, Pacific               5         Hankin & Co.,
c/o Pacific Alliance Group                                  Alliance Group                            1999-present; Asia
6151 W. Century Blvd., Suite                                1989-present                              Global Crossing,
506                                                                                                   Ltd., 2001-present
Los Angeles, CA 90045
76
David L. Buell                    Trustee     Since 1997    Affordable Home Funding,        5         None
c/o Affordable Home Funding,                                2001-present;
LLC                                                         Managing Director, West
5743 Corsa Avenue, Suite 207                                Los Angeles Commercial
Westlake Village, CA 91362                                  Banking Center -- East
66                                                          West Bancorp, Inc.,
                                                            January 2001-May 2002;
                                                            Chairman and CEO, Prime
                                                            Bank, February
                                                            1998-January 2001; Owner
                                                            (50%) Prime, LLC
                                                            1996-1998
Donald H. Livingstone             Trustee     Since 1997    Professor, Brigham Young        5         Micrel Corp., June
c/o BYU Center for                                          University ("BYU")                        2002-present;
Entrepreneurship                                            1994-present                              Feather River State
470 N. Eldon                                                                                          Bank, July
Tanner Building                                                                                       1998-present;
P.O. Box 23009                                                                                        California
Provo, UT 84602-3009                                                                                  Independent
60                                                                                                    Bankcorp, July
                                                                                                      1998-present
Frank Bonetto                     Trustee     Since 2002    Senior Executive Vice           5         None
c/o Bank of the West                                        President, Community
1450 Treat Boulevard                                        Banking Division, Bank
Walnut Creek, CA 94597                                      of the West, Vice
52                                                          Chairman, 1997-2002;
                                                            Regional Banking Group,
                                                            Bank of the West,
                                                            2002-present

EUREKA FUNDS
TRUSTEES AND OFFICERS (Unaudited) -- continued
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                TERM OF
                                              OFFICE WITH                               NUMBER OF
                                               THE TRUST                              PORTFOLIOS IN
                                 POSITION(S)      AND                                 FUND COMPLEX
                                  HELD WITH    LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN BY    OTHER DIRECTORSHIPS
     NAME, ADDRESS AND AGE        THE TRUST   TIME SERVED    DURING PAST FIVE YEARS      TRUSTEE        HELD BY TRUSTEE
     ---------------------       -----------  -----------   -----------------------   -------------   -------------------
OFFICERS
Cynthia L. Lindsey               President      Since       Director, BISYS Fund
3435 Stelzer Road                             11/20/2002    Services, 1996-present
Columbus, OH 43219
44
Martin R. Dean                      Vice        Since       Vice President of
3435 Stelzer Road                President    8/28/2002     Regulatory Services of
Columbus, OH 43219                                          BISYS Fund Services,
39                                                          1994-present;
                                                            Previously, Secretary to
                                                            the Trust, 1999-2002;
                                                            Treasurer to the Trust,
                                                            1997-1998
Mark Sichley                        Vice        Since       Director, BISYS Fund
PMB-746                          President    8/22/2001     Services, 1990-present
1010 University Avenue
San Diego, CA 92103
44
Troy Sheets                      Treasurer      Since       Vice President, BISYS
3435 Stelzer Road                             8/28/2002     Fund Services, April
Columbus, OH 43219                                          2002-present; Senior
31                                                          Manager, KPMG LLP,
                                                            1993-2002
Scott M. Zoltowski               Secretary      Since       Senior Counsel, BISYS
60 State Street, Suite 1300                   8/28/2002     Fund Services, November
Boston, MA 02109                                            2001-present; Associate,
33                                                          Dechert, 1999-2001;
                                                            Counsel, ALPS, Inc.,
                                                            1998-1999; Director and
                                                            Attorney, FMR Corp.,
                                                            1995-1998
Alaina V. Metz                   Assistant      Since       Chief Administrative
3435 Stelzer Road                Secretary    8/28/2002     Officer of BISYS Fund
Columbus, OH 43219                                          Services-Blue Sky
39                                                          compliance, 1995-present

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

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

INVESTMENT ADVISOR
Eureka Investment Advisors, Inc.
601 S. Figueroa Street
Los Angeles, California 90017

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Wilmer, Cutler & Pickering
2445 M Street, N.W.
Washington, D.C. 20037

TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

AUDITORS
Ernst & Young, LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215

CUSTODIAN
The Bank of New York
100 Church Street
New York, NY 10286

This material is authorized for distribution to prospective investors only when accompanied or preceded by a current prospectus. Please read the prospectus carefully before investing or sending money.

The Eureka Funds are distributed by BISYS Fund Services Limited Partnership. Eureka Investment Advisors, Inc. is the investment adviser to the Funds and receives fees for those services.

EUR-0038-902                                                               11-02